Exhibit 10.3

COLLATERAL AGREEMENT

Dated and effective as of April 17, 2013

among

EVERTEC INTERMEDIATE HOLDINGS, LLC

(formerly known as CARIB HOLDINGS, LLC),

as Holdings,

EVERTEC GROUP, LLC

(formerly known as EVERTEC, LLC),

as Borrower,

each Subsidiary of EVERTEC GROUP, LLC identified herein,

and

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent

TABLE OF CONTENTS

		Page
ARTICLE I.

DEFINITIONS

SECTION 1.01.	Credit Agreement	1
SECTION 1.02.	Other Defined Terms	1

ARTICLE II.

PLEDGE OF SECURITIES

SECTION 2.01.	Pledge	7
SECTION 2.02.	Delivery of the Pledged Collateral	7
SECTION 2.03.	Representations, Warranties and Covenants	8
SECTION 2.04.	Certification of Limited Liability Company and Limited Partnership Interests	9
SECTION 2.05.	Registration in Nominee Name; Denominations	10
SECTION 2.06.	Voting Rights; Dividends and Interest, etc	10

ARTICLE III.

SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 3.01.	Security Interest	12
SECTION 3.02.	Representations and Warranties	14
SECTION 3.03.	Covenants	17
SECTION 3.04.	Other Actions	19
SECTION 3.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	19

ARTICLE IV.

REMEDIES

SECTION 4.01.	Remedies upon Default	21
SECTION 4.02.	Application of Proceeds	23
SECTION 4.03.	Grant of License to Use Intellectual Property	24
SECTION 4.04.	Securities Act, etc	24
SECTION 4.05.	Registration, etc	25

ARTICLE V.

MISCELLANEOUS

SECTION 5.01.	Notices	25

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		Page
SECTION 5.02.	Security Interest Absolute	25
SECTION 5.03.	Limitation by Law	26
SECTION 5.04.	Binding Effect; Several Agreement	26
SECTION 5.05.	Successors and Assigns	26
SECTION 5.06.	Agent’s Fees and Expenses; Indemnification	27
SECTION 5.07.	Agent Appointed Attorney-in-Fact	27
SECTION 5.08.	GOVERNING LAW	28
SECTION 5.09.	Waivers; Amendment	29
SECTION 5.10.	WAIVER OF JURY TRIAL	29
SECTION 5.11.	Severability	29
SECTION 5.12.	Counterparts	30
SECTION 5.13.	Headings	30
SECTION 5.14.	Jurisdiction; Consent to Service of Process	30
SECTION 5.15.	Termination or Release	31
SECTION 5.16.	Additional Subsidiaries	31
SECTION 5.17.	Right of Set-off	32
SECTION 5.18.	Subject to Intercreditor Agreement	32
SECTION 5.19.	Other First Lien Obligations	32

Schedules

Schedule I	Subsidiary Parties
Schedule II	Commercial Tort Claims
Schedule III	Pledged Stock; Debt Securities
Schedule IV	Intellectual Property
Schedule V	Instruments

Exhibits

Exhibit I	Form of Supplement to the Collateral Agreement
Exhibit II	Form of Perfection Certificate
Exhibit III	Form of First Lien Intercreditor Agreement

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COLLATERAL AGREEMENT dated as of April 17, 2013 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among EVERTEC INTERMEDIATE HOLDINGS, LLC (formerly known as CARIB HOLDINGS, LLC), a Commonwealth of Puerto Rico limited liability company (“Holdings”), EVERTEC GROUP, LLC (formerly known as EVERTEC, LLC), a Commonwealth of Puerto Rico limited liability company (the “Borrower”), each Subsidiary of the Borrower listed on Schedule I hereto and each Subsidiary of the Borrower that becomes a party hereto (each, a “Subsidiary Party”) and JPMORGAN CHASE BANK, N.A., as Collateral Agent (in such capacity, the “Agent”) for the Secured Parties (as defined below).

WITNESSETH:

Reference is made to the Credit Agreement dated as of the date hereof (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto from time to time, the Agent and the other parties named therein.

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings is the sole equityholder of the Borrower and the Subsidiary Parties are subsidiaries of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.

Accordingly, the parties hereto agree as follows:

ARTICLE I.

Definitions

SECTION 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” shall mean any person who is or who may become obligated to any Pledgor under, with respect to or on account of an Account.

“Article 9 Collateral” shall have the meaning assigned to such term in Section 3.01.

“Authorized Representative” shall mean (i) the Administrative Agent with respect to the Credit Agreement and (ii) any duly authorized representative of the secured parties under any Other First Lien Agreement designated as “Authorized Representative” for such secured parties for purposes of the Intercreditor Agreement.

“Cash Management Agreement” shall mean any agreement relating to cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer, ACH services and other cash management arrangements).

“Cash Management Bank” shall mean each counterparty referred to in clause (c) of the definition of “Secured Obligations.”

“Collateral” shall mean Article 9 Collateral and Pledged Collateral.

“Commercial Transactions Act” shall mean Act No. 208 of August 17, 1995, as amended, known as the “Commercial Transactions Act of the Commonwealth of Puerto Rico.”

“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any Pledgor under any Copyright now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement (including any such rights that such Pledgor has the right to license).

“Copyrights” shall mean all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Copyright License,” any third party licensor): (a) all copyright rights in any work subject to the copyright laws of the United States, the Commonwealth of Puerto Rico or any other country, whether as author, assignee, transferee or otherwise; and (b) all registrations and applications for registration of any such Copyright in the United States, the Commonwealth of Puerto Rico or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule IV.

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 3 of the Guarantee Agreement, any other keepwell, support, or other agreement for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Specified Loan Parties) at the time the Guarantee of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Federal Securities Laws” shall have the meaning assigned to such term in Section 4.04.

“First Lien Intercreditor Agreement” shall mean a first lien intercreditor agreement entered into by and among the Agent, the Administrative Agent with respect to the Credit Agreement and any other Authorized Representative, substantially in the form of Exhibit III hereto, with such changes that are reasonably satisfactory to the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“General Intangibles” shall mean all “General Intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Pledgor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Pledgor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Pledgor to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body in the United States, any other country or the Commonwealth of Puerto Rico.

“Intellectual Property” shall mean all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Pledgor, including inventions, designs, Patents, Copyrights, Trademarks, Patent Licenses, Copyright Licenses, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information and all related documentation.

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9 of the New York UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances, including, without limitation, those first mortgage notes described on Schedule V annexed hereto.

“Loan Document Obligations” shall mean (a) the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit

Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Agent’s and the Secured Parties’ security interest in any item or portion of the Article 9 Collateral is governed by the Uniform Commercial Code or similar law as in effect in a jurisdiction other than the State of New York, the term “New York UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions. However, in the event that a court of competent jurisdiction determines that the Commercial Transactions Act or the Uniform Commercial Code then in effect in the Commonwealth of Puerto Rico, as amended, governs the attachment, constitution, perfection, priority and enforcement of the security interest granted to the Agent, and a type of Collateral defined in this Agreement is not covered by the provisions of Chapter 9 of the Commercial Transactions Act or the then Uniform Commercial Code in effect in the Commonwealth of Puerto Rico, as amended, then the provisions of the Uniform Commercial Code in effect in the State of New York shall supplement the laws of the Commonwealth of Puerto Rico concerning the attachment, constitution, perfection, priority and enforcement of such property of a type that is outside of the scope of Chapter 9 of the Commercial Transactions Act or the then Uniform Commercial Code in effect in the Commonwealth of Puerto Rico, as amended.

“Other First Lien Agreement” shall mean any indenture, credit agreement (excluding the Credit Agreement) or other agreement, document or instrument, pursuant to which any Pledgor has or will incur Indebtedness permitted by the Credit Agreement that is expressly permitted by the Credit Agreement to be secured on a pari passu basis with the Secured Obligations; provided that, in each case, the Indebtedness thereunder has been designated as Other First Lien Obligations pursuant to and in accordance with Section 5.19.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any Pledgor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party (including any such rights that such Pledgor has the right to license).

“Patents” shall mean all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Patent License,” any third party licensor): (a) all letters patent of the United States or the equivalent thereof in any other country, and all applications for letters patent of the United States or the equivalent thereof in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” shall mean a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by an officer of Holdings and the Borrower.

“Permitted Liens” shall mean Liens that are permitted by Section 6.02 of the Credit Agreement.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.01.

“Pledged Debt Securities” shall have the meaning assigned to such term in Section 2.01.

“Pledged Securities” shall mean any promissory notes, shares, stock certificates, share certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” shall have the meaning assigned to such term in Section 2.01.

“Pledgor” shall mean Holdings, the Borrower and (subject to Section 5.20) each Subsidiary Party.

“Qualified Eligible Contract Participant Guarantor” shall mean, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Requirement of Law” shall mean, as to any Person, the Certificate of Incorporation and By Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Secured Obligations” shall mean (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under each Swap Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender, an Agent, a Joint Lead Arranger or an Affiliate of a Lender, an Agent or a Joint Lead Arranger as of or following the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Lender, an Agent, a Joint Lead Arranger or an Affiliate of a Lender, an Agent or a Joint Lead Arranger at the time such Swap Agreement is entered into, and (c) the due and punctual payment and performance of all obligations of each Loan Party under each Cash Management

Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender, an Agent, a Joint Lead Arranger or an Affiliate of a Lender, an Agent or a Joint Lead Arranger as of or following the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Lender, an Agent, a Joint Lead Arranger or an Affiliate of a Lender, an Agent or a Joint Lead Arranger at the time such Cash Management Agreement is entered into, but excluding, with respect to each Guarantor that is not a Qualified Eligible Contract Participant Guarantor, the Excluded Swap Obligations of such Guarantor.

“Secured Parties” shall mean (a) the Lenders, (b) the Agent, (c) the Administrative Agent, (d) each L/C Issuer, (e) each counterparty to any Swap Agreement or Cash Management Agreement with a Loan Party the obligations under which constitute Secured Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and permitted assigns of each of the foregoing.

“Security Interest” shall have the meaning assigned to such term in Section 3.01.

“Subsidiary Party” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any Pledgor any right to use any Trademark now or hereafter owned by any third party (including any such rights that such Pledgor has the right to license).

“Trademarks” shall mean all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Trademark License,” any third party licensor): (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, the Puerto Rico Trademark Office or any similar offices in any State of the United States or the Commonwealth of Puerto Rico or any other country or any political subdivision thereof (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of Lanham Act has been filed, to the extent, if any, that any assignment of an “intent to use” application prior to such filing would violate the Lanham Act), and all renewals thereof, including those listed on Schedule IV and (b) all goodwill associated therewith or symbolized thereby.

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Pledgor hereby assigns and pledges to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of such Pledgor’s right, title and interest in, to and under (a) the Equity Interests directly owned by it (which such Equity Interests constituting Pledged Stock shall be listed on Schedule III) and any other Equity Interests obtained in the future by such Pledgor and any certificates representing all such Equity Interests (the “Pledged Stock”); provided that the Pledged Stock shall not include (i) any Equity Interests owned on or acquired after the Closing Date (other than, in the case of shareholder agreements or other contractual obligations, (x) Equity Interests in the Borrower or (y) in the case of any person which is a Wholly-Owned Subsidiary, Equity Interests in such person) in accordance with this Agreement if, and to the extent that, and for so long as doing so would violate applicable law or regulation or a shareholder agreement or other contractual obligation (in each case, after giving effect to Section 9-406(d), 9-407(a), 9-408 or 9-409 of the New York UCC and other applicable law or similar provisions in similar codes, statutes or laws in other jurisdictions (the “Anti-Non-Assignment Clauses”)) binding on such Equity Interests or (ii) any Equity Interests as to which the Agent and the Borrower shall reasonably determine in writing that such Equity Interests shall be excluded from Collateral hereunder pursuant to the Agreed Security Principles, (b)(i) the debt securities currently issued to any Pledgor (which such debt securities constituting Pledged Debt Securities shall be listed on Schedule III), (ii) any debt securities in the future issued to such Pledgor and (iii) the promissory notes and any other instruments, if any, evidencing such debt securities (the “Pledged Debt Securities”); (c) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 2.06, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”); provided that with respect to EVERTEC Costa Rica, S.A., the Pledged Collateral shall not include any Equity Interests that are pledged pursuant to a separate pledge agreement in favor of the Agent for the benefit of the Secured Parties.

SECTION 2.02. Delivery of the Pledged Collateral.

(a) Each Pledgor agrees promptly (and in any event within 60 days after the acquisition (or such longer time as the Agent shall permit in its reasonable discretion)) to deliver or cause to be delivered to the Agent, for the benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02.

(b) Each Pledgor will cause any Indebtedness (i) having, in each case, an aggregate principal amount in excess of $5,000,000 or (ii) payable by Holdings or any of its Subsidiaries (other than (x) intercompany current liabilities incurred in the ordinary course of business in connection with the cash management, tax and accounting operations of Holdings, the Borrower and the Subsidiaries or (y) to the extent that a pledge of such promissory note or instrument would violate applicable law) owed to such Pledgor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Agent, for the benefit of the

Secured Parties, pursuant to the terms hereof. To the extent any such promissory note is a demand note, each Pledgor party thereto agrees, if requested by the Agent, to immediately demand payment thereunder upon an Event of Default specified under Section 7.01(b), (c), (f), (h) or (i) of the Credit Agreement unless such demand would not be commercially reasonable or would otherwise expose Pledgor to liability to maker.

(c) Upon delivery to the Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 2.02 shall be accompanied by stock powers or note powers, as applicable and/or required, duly executed in blank or other instruments of transfer reasonably satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule III (or a supplement to Schedule III, as applicable) and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. The Pledgors, jointly and severally, represent, warrant and covenant to and with the Agent, for the benefit of the Secured Parties, that:

(a) Schedule III correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes or instruments evidencing Indebtedness required to be (i) pledged in order to satisfy the Collateral Requirement or (ii) delivered pursuant to Section 2.02(b);

(b) the Pledged Stock (with respect to Pledged Stock issued by an issuer other than a Subsidiary of the Borrower organized under the laws of any jurisdiction of the United States, Puerto Rico or the British Virgin Islands, to the best of each Pledgor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable;

(c) except for the security interests granted hereunder, each Pledgor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule III as owned by such Pledgor, other than Permitted Liens, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction permitted by the Credit Agreement and other than Permitted Liens and (iv) subject to the rights of such Pledgor under the Loan Documents to dispose of Pledged Collateral, will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than Permitted Liens), however arising, of all persons;

(d) other than as set forth in the Credit Agreement or the schedules thereto and except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law, memorandum of association or articles of association provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Agent of rights and remedies hereunder;

(e) each Pledgor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) other than as set forth in the Credit Agreement or the schedules thereto, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Pledgors of this Agreement and any foreign pledge agreements, when any Pledged Securities (excluding any foreign stock not covered by a foreign pledge agreement) are delivered to the Agent, for the benefit of the Secured Parties, in accordance with this Agreement, the Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected lien upon and security interest in such Pledged Securities, subject only to Permitted Liens, as security for the payment and performance of the Secured Obligations; and

(h) the pledge effected hereby is effective to vest in the Agent, for the benefit of the Secured Parties, the rights of the Agent in the Pledged Collateral as set forth herein.

SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests.

(a) Each interest in any limited liability company or limited partnership Controlled by any Pledgor, pledged hereunder and represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC, and each such interest shall at all times hereafter be represented by a certificate.

(b) Each interest in any limited liability company or limited partnership Controlled by a Pledgor, pledged hereunder and not represented by a certificate shall not be a “security” within the meaning of Article 8 of the New York UCC and shall not be governed by Article 8 of the New York UCC (or other applicable Uniform Commercial Code in effect in another jurisdiction), and the Pledgors shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or its equivalent in other jurisdictions or issue any certificate representing such interest, unless the applicable Pledgor provides prior notification to the Agent of such election and promptly delivers any such certificate to the Agent pursuant to the terms hereof.

SECTION 2.05. Registration in Nominee Name; Denominations. The Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Upon the occurrence and during the continuance of an Event of Default, each Pledgor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. If an Event of Default shall have occurred and be continuing, the Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Pledgor shall use its commercially reasonable efforts to cause each issuer of Pledged Securities that is not a party to this Agreement to comply with a request by the Agent, pursuant to this Section 2.05, to exchange certificates representing Pledged Securities of such Subsidiary for certificates of smaller or larger denominations.

SECTION 2.06. Voting Rights; Dividends and Interest, etc.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the relevant Pledgors of the Agent’s intention to exercise its rights hereunder:

(i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights and remedies of any of the Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Agent shall promptly execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents, and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall be promptly (and in any event within 45 days of their receipt (or such longer time as the Agent shall permit in its reasonable discretion)) delivered to the Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Agent).

(b) Upon the occurrence and during the continuance of an Event of Default and after notice by the Agent to the relevant Pledgors of the Agent’s intention to exercise its rights hereunder, all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Parties, in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 2.06 shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Agent). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this paragraph (b) shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Agent a certificate to that effect, the Agent shall promptly repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and after notice by the Agent to the relevant Pledgors of the Agent’s intention to exercise its rights hereunder, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Agent, for the benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived and the Borrower has delivered to the Agent a certificate to that effect, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Agent under paragraph (a)(ii) of this Section 2.06, shall in each case be reinstated.

(d) Any notice given by the Agent to the Pledgors suspending their rights under paragraph (a) of this Section 2.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III.

Security Interests in Personal Property

SECTION 3.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Pledgor hereby assigns and pledges to the Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Instruments;

(viii) all Intellectual Property;

(ix) all Goods and Inventory;

(x) all Investment Property including the Pledged Collateral;

(xi) all Letters of Credit and Letter of Credit Rights;

(xii) all Commercial Tort Claims as described on Schedule II hereto;

(xiii) all books and records pertaining to the Article 9 Collateral; and

(xiv) to the extent not otherwise included, all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (and the Article 9 Collateral shall not include) (a) any vehicle covered by a certificate of title or ownership, whether now owned or hereafter acquired to the extent the filing of a financing statement cannot perfect a security interest therein, (b) any Equity Interests owned on or acquired after the Closing Date (other than, in the case of shareholder agreements or other contractual obligations, (x) Equity Interests in the Borrower or (y) in the case of any person which is a Wholly-Owned Subsidiary, Equity Interests in such person) in accordance with the Credit Agreement if, and to the extent that, and for so long as doing so would violate applicable law or regulation or a shareholder agreement or other contractual obligation (in each case, after giving effect to the Anti-Non-Assignment Clauses) binding on such Equity Interests, (c) any assets to the extent that, and for so long as, such grant of a security interest therein would violate applicable law or regulation or, in the case of assets acquired after the Closing Date, such grant of a security interest therein would violate an enforceable contractual obligation binding on such assets that existed at the time of the acquisition thereof and was not created or made binding on such assets in contemplation or in connection with the acquisition of such assets (except in the case of assets acquired after the Closing Date with Indebtedness of the type permitted pursuant to Section 6.01(i) of the Credit Agreement that is secured by a Permitted Lien) permitted by this Agreement, in each case, after giving effect to the Anti-Non-Assignment Clauses, (d) any Pledgor’s right, title or interest in any license, contract or agreement to which such Pledgor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would violate the terms of such license, contract or agreement, or result in a breach of the terms of, or constitute a default under, any such license, contract or agreement to which such Pledgor is a party (other than to the extent that any such term would be rendered ineffective pursuant to the Anti-Non-Assignment Clauses or any other applicable law or regulation (including Title 11 of the United States Code) or principles of equity); provided that, immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Pledgor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, (e) any Equipment or other asset owned by any Pledgor that is subject to a purchase money lien or a Capital Lease Obligation, in each case, as permitted by the Credit Agreement, if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capital Lease Obligation) prohibits or requires the consent of any person other than a Pledgor or a Subsidiary of a Pledgor as a condition to the creation of any other security interest on such Equipment or asset and, in each case, such prohibition or requirement is permitted by the Credit Agreement, (f) any Letter of Credit Rights to the extent any Pledgor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose and (g) those assets as to which the Borrower and the Administrative Agent shall reasonably determine in writing that such assets shall be excluded from Collateral hereunder pursuant to the Agreed Security Principles. In addition, the Security Interest in any asset of EVERTEC Costa Rica, S.A. (other than any Equity Interests and related assets described in clauses (c), (d) and (e) of Section 2.01) shall be automatically released upon receipt by the Agent of a certificate of a Responsible Officer of the Borrower certifying that (i) such release is necessary or advisable in order for EVERTEC Costa Rica, S.A. to grant a security interest in such asset to a third party and

(ii) such security interest and the obligations secured by such security interest are permitted by the Credit Agreement, and the Agent shall execute, and deliver to the Borrower, evidence of such release in form and substance reasonably satisfactory to the Agent.

(b) Each Pledgor hereby irrevocably authorizes the Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments or continuations thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets” or “all property” or words of similar effect. Each Pledgor agrees to provide such information to the Agent and to execute such financing statements promptly upon request.

The Agent is further authorized to file with the United States Patent and Trademark Office, the Puerto Rico Trademark Office and the United States Copyright Office (and any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing, protecting or providing notices of the Security Interest granted by each Pledgor, without the signature of any Pledgor, and naming any Pledgor or the Pledgors as debtors and the Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Pledgor with respect to or arising out of the Article 9 Collateral.

SECTION 3.02. Representations and Warranties. The Pledgors jointly and severally represent and warrant to the Agent and the Secured Parties that:

(a) Each Pledgor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect or has otherwise been disclosed herein or in the Credit Agreement and the Schedules thereto.

(b) The Perfection Certificate has been duly prepared, completed and executed, and the exact legal name of each Pledgor set forth therein is correct and complete as of the Closing Date, and the other information therein is correct and complete in all material respects as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Agent based upon the information provided to the Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Borrower to the Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.10 of the Credit Agreement), and constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office, the Puerto Rico Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, United States or Commonwealth of Puerto Rico registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions and the Commonwealth of Puerto Rico, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Pledgor represents and warrants that a fully executed agreement in the form hereof (or a short form hereof which form shall be reasonably acceptable to the Agent) containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to registered United States Patents (and Patents for which registration applications are pending), registered United States or Commonwealth of Puerto Rico Trademarks (and Trademarks for which registration applications are pending) and registered United States Copyrights (and Copyrights for which registration applications are pending) has been delivered to the Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder and the Puerto Rico Trademark Office Department pursuant to Article 11 of Act 169 of December 16, 2009, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent (or in the case of filings with the Puerto Rico Trademark Office to provide notice of the Agent’s previously perfected security interest), for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office, the Puerto Rico Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the Closing Date).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions and the Commonwealth of Puerto Rico pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to Section 3.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or a short form hereof) with the United States Patent and Trademark Office, the Puerto Rico Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral other than Permitted Liens.

(d) The Article 9 Collateral is owned by the Pledgors free and clear of any Lien, other than Permitted Liens. None of the Pledgors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Pledgor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office, the Puerto Rico Trademark Office or the United States Copyright Office or (iii) any assignment in which any Pledgor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

(e) None of the Pledgors holds any Commercial Tort Claim individually in excess of $2,500,000 as of the Closing Date except as indicated on Schedule II.

(f) Except as set forth in the Perfection Certificate, as of the Closing Date, all Accounts owned by the Pledgors have been originated by the Pledgors and all Inventory owned by the Pledgors has been acquired by the Pledgors in the ordinary course of business.

(g) The Mortgages executed and delivered after the Closing Date pursuant to Section 5.10 of the Credit Agreement will be effective to create in favor of the Agent (for the benefit of the Secured Parties) a legal, valid and enforceable Lien on all of the applicable Loan Parties’ right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof (to the extent feasible in the applicable jurisdiction), and when such Mortgages are filed or recorded in the proper real estate filing or recording offices, and all relevant mortgage taxes and recording charges are duly paid, the Agent (for the benefit of the Secured Parties) shall have a perfected Lien on, and security interest in, all right, title, and interest of the applicable Loan Parties in such Mortgaged Property and, to the extent applicable, subject to Section 9-315 of the New York UCC or its equivalent in other jurisdictions, the proceeds thereof (to the extent feasible in the applicable jurisdiction), in each case prior and superior in right to the Lien of any other person, except for Permitted Liens.

SECTION 3.03. Covenants.

(a) Each Pledgor agrees to comply with Section 5.10(f) of the Credit Agreement. Each Pledgor agrees promptly to provide the Agent with certified organizational documents reflecting any of the changes described in Section 5.10(f) of the Credit Agreement. Each Pledgor agrees promptly to notify the Agent if any material portion of the Article 9 Collateral owned or held by such Pledgor is damaged or destroyed.

(b) Subject to the rights of such Pledgor under the Loan Documents to dispose of Collateral, each Pledgor shall, at its own expense, use commercially reasonable efforts to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Agent, for the benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(c) Each Pledgor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

Without limiting the generality of the foregoing, each Pledgor hereby authorizes the Agent, with prompt notice thereof to the Pledgors, to supplement this Agreement by supplementing Schedule IV or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Patents, Trademarks, Copyright Licenses, Patent Licenses or Trademark Licenses; provided that any Pledgor shall have the right, exercisable within 90 days after it has been notified by the Agent of the specific identification of such Collateral, to advise the Agent in writing of any inaccuracy of the representations and warranties made by such Pledgor hereunder with respect to such Collateral. Each Pledgor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 90 days after the date it has been notified by the Agent of the specific identification of such Collateral.

(d) After the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(e) At its option, the Agent may discharge any past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and that is not a Permitted Lien, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Pledgor fails to do so as required by the

Credit Agreement or this Agreement, and each Pledgor jointly and severally agrees to reimburse the Agent on demand for any reasonable payment made or any reasonable expense incurred by the Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 3.03(e) shall be interpreted as excusing any Pledgor from the performance of, or imposing any obligation on the Agent or any Secured Party to cure or perform, any covenants or other promises of any Pledgor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) Each Pledgor (rather than the Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Pledgor jointly and severally agrees to indemnify and hold harmless the Agent and the Secured Parties from and against any and all liability for such performance.

(g) None of the Pledgors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by the Credit Agreement. None of the Pledgors shall make or permit to be made any transfer of the Article 9 Collateral and each Pledgor shall remain at all times in possession of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement. Notwithstanding the foregoing, if the Agent shall have notified the Pledgors that an Event of Default under clause (b), (c), (h) or (i) of Section 7.01 of the Credit Agreement shall have occurred and be continuing, and during the continuance thereof, the Pledgors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral to the extent requested by the Agent (which notice may be given by telephone if promptly confirmed in writing).

(h) None of the Pledgors will, without the Agent’s prior written consent (which consent shall not be unreasonably withheld), grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with prudent business practices, except as permitted by the Credit Agreement.

(i) Each Pledgor irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as such Pledgor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Pledgor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Pledgor at any time or times shall fail to obtain or maintain any of the policies of insurance required by the Loan Documents or to pay any premium in whole or part relating thereto, the Agent may, without waiving or releasing any obligation or liability of the Pledgors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Agent reasonably deems advisable. All sums disbursed by the Agent in connection with this Section 3.03(i), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Pledgors to the Agent and shall be additional Secured Obligations secured hereby.

SECTION 3.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Agent to enforce, for the benefit of the Secured Parties, the Agent’s security interest in the Article 9 Collateral, each Pledgor agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. If any Pledgor shall at any time own or acquire any Instruments (other than checks received and processed in the ordinary course of business) or Tangible Chattel Paper evidencing an amount in excess of $5,000,000, such Pledgor shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time reasonably request.

(b) Commercial Tort Claims. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $5,000,000, such Pledgor shall promptly notify the Agent thereof in a writing signed by such Pledgor, including a summary description of such claim, and grant to the Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Agent.

(c) Delivery of First Mortgages Notes. If any Pledgor shall at any time execute a Mortgage with respect to any real estate located in Puerto Rico, it shall at the time of the delivery of such Mortgage deliver to the Agent corresponding mortgage notes secured by such Mortgage in form and substance reasonably satisfactory to the Agent and Schedule V (or an update to Schedule V) listing such mortgage notes and the principal amount thereof.

SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral. Except as permitted by the Credit Agreement:

(a) Each Pledgor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent material to the normal conduct of such Pledgor’s business may become prematurely invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve its rights under applicable patent laws.

(b) Each Pledgor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each Trademark material to the normal conduct of such Pledgor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as required under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.

(c) Each Pledgor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a material Copyright necessary to the normal conduct of such Pledgor’s business that it publishes, displays and distributes, use copyright notice as required under applicable copyright laws.

(d) Each Pledgor shall notify the Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Pledgor’s business may imminently become abandoned, lost or dedicated to the public, or of any materially adverse determination or development, excluding office actions and similar determinations or developments, in the United States Patent and Trademark Office, the Puerto Rico Trademark Office, United States Copyright Office, any court or any similar office of any country, regarding such Pledgor’s ownership of any such material Patent, Trademark or Copyright or its right to register or to maintain the same.

(e) Each Pledgor, either itself or through any agent, employee, licensee or designee, shall (i) give notice to the Agent concurrently with the delivery of financial statements pursuant to Section 5.04(a) of the Credit Agreement of each application by itself, or through any agent, employee, licensee or designee, for any Patent with the United States Patent and Trademark Office or the Puerto Rico Trademark Office and each registration of any Trademark or Copyright with the United States Patent and Trademark Office, the Puerto Rico Trademark Office, the United States Copyright Office or any comparable office or agency in any other country filed during the period since the last notice to the Agent pursuant to this clause, and (ii) upon the reasonable request of the Agent, execute and deliver any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent’s security interest in such Patent, Trademark or Copyright; provided that the provisions hereof shall automatically apply to any thereto and any such Patent, Trademark or Copyright shall automatically constitute Collateral as if such would have constituted Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party.

(f) Each Pledgor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the Puerto Rico Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and pursuing each material application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Pledgor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright that is material to the normal conduct of such Pledgor’s business, including, when applicable and necessary in such Pledgor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Pledgor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g) In the event that any Pledgor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the normal conduct of its business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Pledgor shall promptly notify the Agent and shall, if such Pledgor deems it necessary in its reasonable business judgment, promptly sue and recover any and all damages, and take such other actions as are reasonably appropriate under the circumstances.

(h) Upon and during the continuance of an Event of Default, at the request of the Agent, each Pledgor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor under each Copyright License, Patent License or Trademark License to effect the assignment of all such Pledgor’s right, title and interest thereunder to (in the Agent’s sole discretion) the designee of the Agent or the Agent.

ARTICLE IV.

Remedies

SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Pledgor agrees to deliver each item of Collateral to the Agent on demand, and it is agreed that the Agent shall have the right to take any or all of the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Pledgors to the Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained), (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to the applicable Pledgor to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law, (c) foreclose any Mortgage without first foreclosing the security interest herein created over the mortgage note secured by such Mortgage and (d) instead of exercising the power of sale herein conferred upon it, proceed by suits at law or in equity to foreclose the lien granted by any of the Mortgages and sell the Mortgaged Property or any portion thereof under one or more judgments or decrees of a court or courts of competent jurisdiction. Without limiting the generality of the foregoing, each Pledgor agrees that the Agent shall have the right, subject to the requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. The Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 4.01 the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Agent shall give the applicable Pledgors 10 days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Agent’s intention to make any sale of Collateral. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 4.01, any Secured Party may credit bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02. Application of Proceeds. Subject to the terms of the First Lien Intercreditor Agreement, the Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

FIRST, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document and all fees owed to the Agent and the Administrative Agent in their capacity as such pursuant to the Loan Documents;

SECOND, if there exists any Defaulting Lender, to the L/C Issuer, in the amount of the L/C Issuer’s Fronting Exposure;

THIRD, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Secured Obligations owed to them on the date of any such distribution); and

FOURTH, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of all Secured Parties hereunder for distribution in accordance with this Section 4.02.

Upon any sale of Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof. Notwithstanding the foregoing, (a) amounts received from the Borrower or any Guarantor that is not a Qualified Eligible Contract Participant Guarantor shall not be applied to the Secured Obligations that are Excluded Swap Obligations (it being understood, that in the event that any amount is applied to Secured Obligations other than Excluded Swap Obligations as a result of this clause (a), the Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause Second above from amounts received from Qualified Eligible Contract Participant Guarantors to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Secured Obligations described in clause Third above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Secured Obligations pursuant to clause Third above) and (b) Secured Obligations arising under Cash Management Agreements shall be excluded from the application described above if the Agent has not received written notice thereof, together with such supporting documentation as the Agent may request, from the Cash Management Bank. Each Cash Management Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Agent pursuant to the terms of Article VIII of the Credit Agreement for itself and its Affiliates as if a “Lender” party thereto.

SECTION 4.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Agent to exercise rights and remedies under this Agreement at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Pledgor hereby grants to (in the Agent’s sole discretion) a designee of the Agent or the Agent, for the benefit of the Secured Parties, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Pledgor, wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all Intellectual Property and the right to sue for past infringement of the Intellectual Property. The use of such license by the Agent may be exercised, at the option of the Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Agent in accordance herewith shall be binding upon the Pledgors notwithstanding any subsequent cure of an Event of Default.

SECTION 4.04. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser or a limited number of potential purchasers (as determined by the Agent in its sole and absolute discretion) to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more purchasers were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells.

SECTION 4.05. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Agent to permit the public sale of such Pledged Collateral. Each Pledgor further agrees to indemnify, defend and hold harmless the Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses to the Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Collateral by the Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be reasonably requested by the Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 4.05. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 4.05 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this Section 4.05 may be specifically enforced.

ARTICLE V.

Miscellaneous

SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Loan Party other than the Borrower shall be given to it in care of the Borrower, with such notice to be given as provided in Section 9.01 of the Credit Agreement.

SECTION 5.02. Security Interest Absolute. All rights of the Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Secured Obligations or this Agreement (other than a defense of payment or performance).

SECTION 5.03. Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law or regulation, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law or regulation that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law or regulation. Each Pledgor and the Agent, for itself and on behalf of each Secured Party, hereby confirms that it is the intention of all such persons that this Agreement and the pledge and security interest in the Collateral granted under this Agreement not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and the Security Interest and the security interest in the Pledged Collateral granted hereunder. To effectuate the foregoing intention, the Agent, for itself and on behalf of each Secured Party, and the Pledgors hereby irrevocably agree that the Security Interest and the security interest in the Pledged Collateral granted hereunder at any time shall be limited to the maximum extent as will result in the Security Interest and the security interest in the Pledged Collateral granted under this Agreement not constituting a fraudulent transfer or conveyance.

SECTION 5.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such party and the Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released by the Agent with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 5.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

SECTION 5.06. Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(a) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor jointly and severally agrees to indemnify the Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (including reasonable fees, disbursements and other charges of outside counsel), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and other transactions contemplated hereby (including in connection with the appointment of any successor Agent in accordance with the applicable Loan Documents and in connection with any filings, registrations or any other actions to be taken to reflect the security interest of such successor Agent), (ii) any Loan or Letter of Credit or the use of proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether based on contract, tort, or any other theory and regardless of whether any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or any Pledgor; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (1) the gross negligence or willful misconduct of such Indemnitee (for purpose of this proviso only, each of the Agent, each Additional Agent, and any Secured Party shall be treated as several and separate Indemnitees, but each of them together with its respective Related Parties, shall be treated as a single Indemnitee) or (2) any material breach of any Loan Document by such Indemnitee.

(b) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Documents. The provisions of this Section 5.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent or any other Secured Party. All amounts due under this Section 5.06 shall be payable on written demand therefor.

SECTION 5.07. Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the

Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent’s name or in the name of such Pledgor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Pledgor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Pledgor to notify, Account Debtors to make payment directly to the Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 5.08. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. NOTWITHSTANDING THE ABOVE, EACH OF THE PLEDGORS AGREES THAT IN THE EVENT THAT A COURT OF COMPETENT JURISDICTION DETERMINES THAT THE COMMERCIAL TRANSACTIONS ACT GOVERNS THE ATTACHMENT, CONSTITUTION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE SECURITY INTEREST GRANTED TO THE AGENT, THEN THE LAWS OF THE STATE OF NEW YORK SHALL SUPPLEMENT THE LAWS OF THE COMMONWEALTH OF PUERTO RICO CONCERNING THE ATTACHMENT, CONSTITUTION, PERFECTION, PRIORITY AND ENFORCEMENT OF SUCH PROPERTY OF A TYPE THAT IS OUTSIDE THE SCOPE OF CHAPTER 9 OF THE COMMERCIAL TRANSACTIONS ACT BUT WHICH IS DEEMED COLLATERAL UNDER THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, IT IS THE INTENT OF THE PARTIES HERETO THAT THE TERMS OF THIS AGREEMENT SHALL BE GOVERNED BY AND THAT THE AGREEMENT SHALL APPLY THE LAWS OF THE STATE OF NEW YORK WITH RESPECT TO THE ATTACHMENT OF THE SECURITY INTEREST GRANTED HEREUNDER.

SECTION 5.09. Waivers; Amendment.

(a) No failure or delay by the Agent, any L/C Issuer, any Lender or any other Secured Party in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Agent, any L/C Issuer, the Lenders or any other Secured Party hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Agent, any Lender, any L/C Issuer or any other Secured Party may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof or of any other Security Document may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

SECTION 5.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 5.04. Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original.

SECTION 5.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.14. Jurisdiction; Consent to Service of Process.

(a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of any New York State court or federal court of the United States of America sitting in New York City in the Borough of Manhattan, and any appellate court from any thereof (collectively, “New York Courts”), in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction, except that each of the Loan Parties agrees that (a) it will not bring any such action or proceeding in any court other than New York Courts (it being acknowledged and agreed by the Loan Parties that any other forum would be inconvenient and inappropriate in view of the fact that more of the Lenders who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction), and (b) in any such action or proceeding brought against any Loan Party in any other court, it will not assert any cross-claim, counterclaim or setoff, or seek any other affirmative relief, except to the extent that the failure to assert the same will preclude such Loan Party from asserting or seeking the same in the New York Courts.

(b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York Court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 5.15. Termination or Release.

(a) This Agreement, the pledges made herein, the Security Interest and all other security interests granted hereby, and all other Security Documents securing the Secured Obligations (including without limitation foreign security documents), shall automatically terminate and/or be released all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the applicable Pledgors, as of the date when all the Loan Document Obligations (other than contingent indemnification obligations and expense reimbursement claims to the extent no claim thereof has been made) have been paid in full, all Commitments have been terminated and all Letters of Credit under the Credit Agreement have been terminated or expired (excluding such Letters of Credit that have been cash collateralized or backstopped on terms and pursuant to arrangements satisfactory to the L/C Issuer).

(b) A Subsidiary Party shall be automatically released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Party shall be automatically released as set forth in Section 9.18 of the Credit Agreement.

(c) The security interests in the Collateral of any Pledgor shall be automatically released as set forth in Section 9.18 of the Credit Agreement.

(d) Upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released, all without delivery of any instrument or performance of any act by any party.

(e) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 5.15 or any subordination pursuant to Section 8.12 of the Credit Agreement, the Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination, release, or subordination (including, without limitation, UCC termination statements), and, if applicable, will duly assign and transfer to such Pledgor, such of the Pledged Collateral that may be in the possession of the Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. Any execution and delivery of documents pursuant to this Section 5.15 shall be without recourse to or warranty by the Agent or any other Secured Party and subject to the Agent’s receipt, upon request, of a certification by the Borrower and applicable Pledgor stating that such transaction and release are in compliance with the Credit Agreement and the other Loan Documents and as to such other matters as the Agent may reasonably request.

SECTION 5.16. Additional Subsidiaries. Upon execution and delivery by the Agent and any Subsidiary that is required to become a party hereto by Section 5.10 of the Credit Agreement of an instrument in the form of Exhibit I hereto, with such changes as are reasonably agreed by the Borrower and the Agent to reflect the Agreed Security Principles or provisions of applicable law, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 5.17. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender, the Administrative Agent and each L/C Issuer is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender, the Administrative Agent or such L/C Issuer to or for the credit or the account of any party to this Agreement against any and all of the obligations of such party now or hereafter existing under this Agreement owed to such Lender, the Administrative Agent or such L/C Issuer, irrespective of whether or not such Lender, the Administrative Agent or such L/C Issuer shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender, the Administrative Agent and L/C Issuer under this Section 5.17 are in addition to other rights and remedies (including other rights of set-off) that such Lender, the Administrative Agent and such L/C Issuer may have.

SECTION 5.18. Subject to Intercreditor Agreement. Notwithstanding anything herein to the contrary, from and after the execution and delivery of the First Lien Intercreditor Agreement, (i) the liens and security interests granted to the Agent pursuant to this Agreement will be subject to such First Lien Intercreditor Agreement and (ii) the exercise of any right or remedy by the Agent hereunder will be subject to the limitations and provisions of such First Lien Intercreditor Agreement. In the event of any conflict between the terms of such First Lien Intercreditor Agreement and the terms of this Agreement, the terms of such First Lien Intercreditor Agreement shall govern.

SECTION 5.19. Other First Lien Obligations. On or after the date hereof Holdings and/or the Borrower may from time to time designate obligations in respect of Indebtedness expressly permitted by the Credit Agreement to be secured on a pari passu basis with the Secured Obligations as Other First Lien Obligations (as such term is defined in the First Lien Intercreditor Agreement) by delivering to the Agent (a) a certificate signed by a Responsible Officer of Holdings and/or the Borrower (i) identifying the obligations so designated and the initial aggregate principal amount or face amount thereof, (ii) stating that such obligations are designated as Other First Lien Obligations for purposes of the First Lien Intercreditor Agreement, (iii) representing that such designation of such obligations as Other First Lien Obligations complies with the terms of the Credit Agreement and (iv) specifying the name and address of the Authorized Representative for such obligations and (b) a fully executed First Lien Intercreditor Agreement or a joinder to the First Lien Intercreditor Agreement (in the form specified in the First Lien Intercreditor Agreement).

SECTION 5.20. EVERTEC Costa Rica, S.A. Notwithstanding anything to the contrary contained in this Agreement, no representation or covenant is made herein or in the Credit Agreement with respect to assets of EVERTEC Costa Rica, S.A. (other than Equity Interests or Pledged Securities with respect to Equity Interests now or in the future held by EVERTEC Costa Rica, S.A. (including Equity Interests in ATH Panama, S.A.) and Collateral described in clauses (c), (d) and (e) of Section 2.01 in respect of such Equity Interests, other than (i) any Equity Interests that are pledged pursuant to a separate pledge agreement in favor of the

Agent for the benefit of the Secured Parties and (ii) any other assets excluded from Pledged Collateral pursuant to Section 2.01) as a result of EVERTEC Costa Rica, S.A. entering into this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EVERTEC INTERMEDIATE HOLDINGS, LLC

By:	/s/ Luisa Wert Serrano
Name:	Luisa Wert Serrano
Title:	Secretary

ACKNOWLEDGMENT

STATE OF Commonwealth of Puerto Rico

COUNTY OF San Juan, Puerto Rico

I, Shannah Urbauer Santiago, a Notary Public for said County and State, do hereby certify that Luisa Wert Serrano, personally appeared before me this day and stated that she is Secretary of Board of Directors of EVERTEC Intermediate Holdings, LLC and acknowledged, on behalf of EVERTEC Intermediate Holdings, LLC the due execution of the foregoing instrument.

Witness my hand and official seal, this 16th day of April, 2013.

Affidavit No. 1,461

/s/ Shannah Urbauer Santiago
Notary Public

My commission expires:
indefinite

EVERTEC GROUP, LLC

By:	/s/ Luisa Wert Serrano
Name:	Luisa Wert Serrano
Title:	Secretary

ACKNOWLEDGMENT

STATE OF Commonwealth of Puerto Rico

COUNTY OF San Juan, Puerto Rico

I, Shannah Urbauer Santiago, a Notary Public for said County and State, do hereby certify that Luisa Wert Serrano, personally appeared before me this day and stated that she is Secretary of Board of Directors of EVERTEC Group, LLC and acknowledged, on behalf of EVERTEC Group, LLC the due execution of the foregoing instrument.

Witness my hand and official seal, this 16th day of April, 2013.

Affidavit No. 1,459

/s/ Shannah Urbauer Santiago
Notary Public

My commission expires:
indefinite

EVERTEC FINANCE CORP.

By:	/s/ Luisa Wert Serrano
Name:	Luisa Wert Serrano
Title:	Secretary

ACKNOWLEDGMENT

STATE OF Commonwealth of Puerto Rico

COUNTY OF San Juan, Puerto Rico

I, Shannah Urbauer Santiago, a Notary Public for said County and State, do hereby certify that Luisa Wert Serrano, personally appeared before me this day and stated that she is Secretary of Board of Directors of EVERTEC Finance Corp. and acknowledged, on behalf of EVERTEC Finance Corp. the due execution of the foregoing instrument.

Witness my hand and official seal, this 16th day of April, 2013.

Affidavit No. 1,460

/s/ Shannah Urbauer Santiago
Notary Public

My commission expires:
indefinite

EVERTEC COSTA RICA, S.A.

By:	/s/ Luisa Wert Serrano
Name:	Luisa Wert Serrano
Title:	Secretary

ACKNOWLEDGMENT

STATE OF Commonwealth of Puerto Rico

COUNTY OF San Juan, Puerto Rico

I, Shannah Urbauer Santiago, a Notary Public for said County and State, do hereby certify that Luisa Wert Serrano, personally appeared before me this day and stated that she is Secretary of Board of Directors of EVERTEC COSTA RICA, S.A. and acknowledged, on behalf of EVERTEC COSTA RICA, S.A. the due execution of the foregoing instrument.

Witness my hand and official seal, this 16th day of April, 2013.

Affidavit No. 1,462

/s/ Shannah Urbauer Santiago
Notary Public

My commission expires:
indefinite

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:	/s/ Ann B. Kerns
Name:	Ann B. Kerns
Title:	Vice President

ACKNOWLEDGMENT

STATE OF	New York

COUNTY OF	New York

I, Margarita Torres, a Notary Public for said County and State, do hereby certify that Ann B. Kerns personally appeared before me this day and stated that (s)he is Vice President of                      and acknowledged, on behalf of                      the due execution of the foregoing instrument.

Witness my hand and official seal, this 15th day of April 2013.

Margarita Torres
Notary Public

My commission expires:
May 1, 2014

Schedule I

to the Collateral Agreement

Subsidiary Parties 1

Legal Name	Type Of Entity	State of Formation
EVERTEC, LLC	Limited Liability Company	Puerto Rico
EVERTEC Finance Corp.	Corporation	Puerto Rico
EVERTEC Costa Rica, S.A.	Corporation (sociedad anónima)	Costa Rica

[1]	Update and confirm.

Schedule II

to the Collateral Agreement

Commercial Tort Claims2

None.

[2]	Confirm.

Schedule III

to the Collateral Agreement

Pledged Stock; Debt Securities3

a) Pledged Equity Interests

b) Pledged Debt Securities

Global Intercompany Note

[3]	Confirm.

Schedule IV

to the Collateral Agreement

Intellectual Property4

Patents and Trademarks

UNITED STATES PATENTS:

Registrations:

None.

Applications:

Title	Record Owner	Patent/App. No.	Filing Date
Apparatus and Method for Managing Bank Account Services, Advertisement Delivery and Reward Points	EVERTEC, Inc.	12/471613	5/26/2010

TRADEMARKS:

UNITED STATES:

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH A TODA HORA & Design	EVERTEC, Inc.	1790661	3/20/1992	8/31/1993
ATH Pop	EVERTEC, Inc.	2475459	8/7/2001
ENVIA ATH A TODA HORA & Design	EVERTEC, Inc.	2310619	4/20/1998	1/25/2000
ATH	EVERTEC, Inc.	2372878	9/13/1999	8/1/2000
EVERTEC & Design	EVERTEC, Inc.	3161609	3/4/2004	4/11/2006
EVERTEC	EVERTEC, Inc.	3078547	3/4/2004	4/11/2006
EVERPAY	EVERTEC, Inc.	3270245	2/10/2006	7/24/2007
TRANSACTA	EVERTEC, Inc.	77048417	11/21/2006	N/A
ZIV	EVERTEC, Inc.	77963035	3/19/2010	N/A
TICKETPOP	EVERTEC, Inc.	2962409	02/06/2004	06/14/2005

[4]	To be updated. Has record ownership been updated to reflect EVETEC Group, LLC?

Aruba

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH	EVERTEC, Inc.	18518	2/27/1997	5/19/1997

Barbados

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH	EVERTEC, Inc.	81/7892	2/21/1997	10/12/1998
ENVIA ATH A TODA HORA & Design	EVERTEC, Inc.	81/14202	4/6/1999	11/10/2000

Belize

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH A TODA HORA & Logo	EVERTEC, Inc.	4744.07	7/16/2007	7/16/2007

Costa Rica

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH A TODA HORA	EVERTEC, Inc.	99078	1/22/1997	1/22/1997
ENVIA ATH A TODA HORA & Design	EVERTEC, Inc.	119201	10/20/1998	3/23/2000
CAJERO ATH & Design	EVERTEC, Inc.	99079	1/22/1997	1/22/1997
EVERTEC	EVERTEC, Inc.	185569	10/2/2008	2/2/2009
EVERTEC & Design	EVERTEC, Inc.	186021	10/2/2008	2/6/2009
EVERTEC & Design	EVERTEC, Inc.	185916	10/2/2008	2/5/2009
EVERTEC & Design	EVERTEC, Inc.	185915	10/2/2008	2/5/2009
TRANSERVER & Design	EVERTEC, Inc.	135368	12/11/2001	10/1/2002
TRANSERVER & Design	EVERTEC, Inc.	134462	10/24/2001	8/16/2002
TRANSACTION & Design	EVERTEC, Inc.	135351	12/11/2001	10/1/2002

Dominican Republic

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH A TODA HORA & Design	EVERTEC, Inc.	84475	6/3/1998	6/15/1996
INTERNATIONAL ATH A TODA HORA	EVERTEC, Inc.	84473	9/18/1998	6/15/1996
ATH DOMINICANA A TODA HORA DOMINICANA	EVERTEC, Inc.	64461	9/15/1995	9/15/1995
ENVIA ATH A TODA HORA & Design	EVERTEC, Inc.	101908	10/20/1998	1/15/1999
ENVIA ATH A TODA HORA & Design	EVERTEC, Inc.	101928	10/20/1998	1/15/1999
CAJERO ATH & Design	EVERTEC, Inc.	84476	6/3/1998	6/15/1996
EVERTEC	EVERTEC, Inc.	161704	5/4/2007	7/16/2007
EVERTEC	EVERTEC, Inc.	161703	5/4/2007	7/16/2007
EVERTEC	EVERTEC, Inc.	161702	5/4/2007	7/16/2007
EVERTEC	EVERTEC, Inc.	161815	5/4/2007	7/16/2007

El Salvador

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH Logo	EVERTEC, Inc.	00237	3/25/1998	2/27/2002
ENVIA ATH A TODA HORA & Design	EVERTEC, Inc.	00043	10/5/1998	2/7/2002
EVERTEC	EVERTEC, Inc.	154	11/3/2004	4/28/2005
ATH & Design	EVERTEC, Inc.	9	05/18/2004	11/16/2004
EVERTEC & Design	EVERTEC, Inc.	00151	11/03/2004	4/28/2005
EVERTEC & Design	EVERTEC, Inc.	00149	11/03/2004	4/28/2005
EVERTEC & Design	EVERTEC, Inc.	0153	11/03/2004	4/28/2005
EVERTEC	EVERTEC, Inc.	5	05/18/2004	3/1/2005
EVERTEC	EVERTEC, Inc.	179-36	05/18/2004	4/11/2005
EVERTEC & Design	EVERTEC, Inc.	00154	11/03/2004	4/28/2005
ATH	EVERTEC, Inc.	29	9/3/2008	3/11/2009

France

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH Logo	EVERTEC, Inc.	98-712312	1/9/1998	1/9/1998

Guatemala

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH	EVERTEC, Inc.	152999	2/22/2007	11/7/2007
ENVIA ATH A TODA HORA & Design	EVERTEC, Inc.	110218	7/6/1999	5/3/2001
EVERTEC & Logo	EVERTEC, Inc.	139589	11/24/2004	12/6/2005
EVERTEC & Logo	EVERTEC, Inc.	139536	11/24/2004	12/6/2005
EVERTEC & Logo	EVERTEC, Inc.	136839	11/24/2004	7/26/2005
ATH	EVERTEC, Inc.	014607	4/24/2008	1/26/2009

Honduras

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH	EVERTEC, Inc.	5794	2/21/1997	2/14/2000
ENVIA ATH A TODA HORA & Design	EVERTEC, Inc.	5688	9/25/1999	12/20/1999
EVERTEC	EVERTEC, Inc.	11069	11/18/2004	12/15/2005
EVERTEC & Design	EVERTEC, Inc.	10653	11/18/2004	6/8/2005

Jamaica

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH Logo	EVERTEC, Inc.	32071	1/21/1998	1/21/1998
ATH A TODA HORA & Logo	EVERTEC, Inc.	48810	6/16/2006	6/16/2006
ENVIA ATH & Logo	EVERTEC, Inc.	49566	11/29/2006	8/16/2007

Mexico

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH	EVERTEC, Inc.	621042	8/19/1997	8/19/1997
EVERTEC	EVERTEC, Inc.	1091516	4/17/2008	3/24/2009
EVERTEC	EVERTEC, Inc.	1058320	4/17/2008	8/29/2008
EVERTEC	EVERTEC, Inc.	1039443	4/17/2008	5/14/2008
EVERTEC	EVERTEC, Inc.	927564	4/17/2008	N/A

Netherlands

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH Logo	EVERTEC, Inc.	02281	3/3/1998	4/6/1998
ENVIA ATH A TODA HORA & Design	EVERTEC, Inc.	02314	3/18/1999	4/20/1999

Nicaragua

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH	EVERTEC, Inc.	39124	05/12/1977	10/23/1998
ENVIA ATH A TODA HORA & Design	EVERTEC, Inc.	42349CC	10/9/1998	10/4/1999

Panama

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH	EVERTEC, Inc.	86158	3/5/1997	3/5/1997
ENVIA ATH A TODA HORA & Design	EVERTEC, Inc.	99806	4/6/1999	4/6/1999
EVERTEC	EVERTEC, Inc.	162593 01	6/26/2007	6/26/2007
EVERTEC & Design	EVERTEC, Inc.	162590 01	6/26/2007	6/26/2007
EVERTEC	EVERTEC, Inc.	162587 01	6/26/2007	6/26/2007
EVERTEC & Design	EVERTEC, Inc.	162588 01	6/26/2007	6/26/2007
EVERTEC	EVERTEC, Inc.	162586 01	6/26/2007	6/26/2007
EVERTEC & Design	EVERTEC, Inc.	162592 01	6/26/2007	6/26/2007
EVERTEC	EVERTEC, Inc.	162585 01	6/26/2007	6/26/2007
EVERTEC & Design	EVERTEC, Inc.	162591 01	6/26/2007	6/26/2007

Trinidad

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH A TODA HORA	EVERTEC, Inc.	B-27963	3/18/1998	1/29/1998

Venezuela

Mark	Record Owner	Reg./App. No.	Filing Date	Registration Date
ATH	EVERTEC, Inc.	S009660	2/27/1997	4/20/1999
ENVIA ATH A TODA HORA & Design	EVERTEC, Inc.	98-18565	10/8/1998	N/A
EVERTEC	EVERTEC, Inc.	S031886	6/02/2004	6/19/2006
EVERTEC	EVERTEC, Inc.	05-018325	6/02/2004	N/A
EVERTEC	EVERTEC, Inc.	05-018324	6/02/2004	N/A
B-TRANS	EVERTEC, Inc.	P284932	6/06/2006	12/17/2007
B-TRANS Logo	EVERTEC, Inc.	P282578	6/06/2006	12/17/2007
EVERTEC	EVERTEC, Inc.	05-018322	6/02/2004	N/A
B-TRANS Logo	EVERTEC, Inc.	S036572	6/06/2006	12/17/2007
B-TRANS	EVERTEC, Inc.	S037504	6/06/2006	4/21/2008

Material Unregistered Trademarks

SCANDATA Puerto Rico an EVERTEC company
Procesado por EVERTEC
EVERTEC certified partner
EVERTEC Engineering business solutions
EVERPay web
EVERPay kiosk
EVERTEC Tax Processing by EVERTEC
BTrans Procesado por EVERTEC
EVERTEC Cash Services online cash ordering & deposit
EVERTEC Service Desk CLIENT CONTACT & SUPPORT CENTER
EVERTEC HR Solutions
EVERTEC Enterprise Integration Services
EVERTEC Business Continuity

EVERTERC Project
EVERTEC BLC
EVERTEC ITSM
EVERTEC PPMO
EVERTEC Banking Services Solutions (EBSS)
EVERBuddy
EVERBand
Centro de Formaciones EVERGaláctico eService Processed by EVERTEC ePassword Processed by EVERTEC
EVERTEC SDPM
Qualit-E Cuando vives la eficiencia,...la confiabilidad es el resultado.
Work@Home
EVERTEC Nuestra Gente
EVERDevelopment
EVERCare
News Ways of Learning
Generation TEC
Estelaris Programa de Reconocimiento
EVERNauta del Mes
Piloto del Mes
Orion Brigada del Año
Rango Alpha
Rango Omega
EVERTEC WFM Workforce Management eLearning by EVERTEC
Eshop
EVERTEC IAM
SISCard
EVERSphere su enlace a un mundo de información
EVERSOURCE su enlace a un mundo de información
EVERTEC BRC Business Recovery Center
EVERTEC Communications & Marketing
Embossing by EVERTEC
StampTec

TransActions
Issuer
FleetWay Processed by EVERTEC
Version 5.0
ATH News
Muévete al Efecto 5.0

Copyrights

UNITED STATES COPYRIGHTS

Registrations:

Title	Record Owner	Reg. No.	Registration Date
Payroll enrollment Web application	EVERTEC, Inc.	TXu001273231	11/2/2005
Sistema integral para el manejo de procesos y documentos	EVERTEC, Inc.	TXu001300046	10/21/2005

Schedule V

to the Collateral Agreement

Instruments

Exhibit I

to the Collateral Agreement

SUPPLEMENT NO.              dated as of                      (this “Supplement”), to the Collateral Agreement dated as of April 17, 2013 (as heretofore amended and/or supplemented, the “Collateral Agreement”), among EVERTEC INTERMEDIATE HOLDINGS, LLC (formerly known as CARIB HOLDINGS, LLC), a Puerto Rico limited liability company (“Holdings”), EVERTEC GROUP, LLC (formerly known as EVERTEC, LLC), a Puerto Rico limited liability company (“Borrower”), each Subsidiary Party party thereto and JPMORGAN CHASE BANK, N.A., as Collateral Agent (in such capacity, the “Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of April 17, 2013 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto from time to time, the Agent and the other parties named therein.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C. The Pledgors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and each L/C Issuer to issue Letters of Credit. Section 5.16 of the Collateral Agreement provides that additional Subsidiaries may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Collateral Agreement in order to induce the Lenders to make additional Loans and each L/C Issuer to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 5.16 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and a Pledgor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and a Pledgor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party and Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Party” or a “Pledgor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of all the Pledged Stock and Pledged Debt Securities of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all Intellectual Property constituting United States or Puerto Rico registered Trademarks, Patents and Copyrights, (c) set forth on Schedule III attached hereto is a true and correct schedule of all Commercial Tort Claims in excess of $1,250,000 and (d) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and organizational ID number.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[Name of New Subsidiary]

By:
Name:
Title:

Legal Name:

Jurisdiction of Formation:

ACKNOWLEDGMENT

STATE OF

COUNTY OF

I,                             , a Notary Public for said County and State, do hereby certify that                      personally appeared before me this day and stated that (s)he is                      of                              and acknowledged, on behalf of                              the due execution of the foregoing instrument.

Witness my hand and official seal, this      day of             , 20    .

Notary Public

My commission expires:

JPMORGAN CHASE BANK, N.A., as Collateral Agent,

By:
Name:
Title:

Schedule I

to Supplement No.      to the

Collateral Agreement

Pledged Collateral of the New Subsidiary

EQUITY INTERESTS

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

OTHER PROPERTY

Schedule II

to Supplement No.      to the

Collateral Agreement

Intellectual Property of the New Subsidiary

Exhibit II

to the Collateral Agreement

Form of Perfection Certificate

See Attached

PERFECTION CERTIFICATE

April 17, 2013

Reference is hereby made to (i) that certain Collateral Agreement dated as of the date hereof (the “Security Agreement”), between EVERTEC Group, LLC, a Puerto Rico limited liability company (the “Borrower”), EVERTEC Intermediate Holdings, LLC (“Holdings”), each subsidiary of the Borrower party thereto (each, a “Subsidiary”) and JPMorgan Chase Bank, N.A., as Collateral Agent (as hereinafter defined) and (ii) that certain Credit Agreement dated as of the date hereof (the “Credit Agreement”) among Holdings, the Borrower, certain other parties thereto and JPMorgan Chase Bank, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”). Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement.

As used herein, the term “Companies” means Holdings, the Borrower, each of the other Loan Parties and, solely for the purposes of numbered paragraph 4 below, each other Subsidiary of the Borrower.

The undersigned hereby certify to the Collateral Agent as follows (in each case after giving effect to the Transactions):

ARTICLE VI. Names.

SECTION 6.01. The exact legal name of each Company, as such name appears in its respective certificate of incorporation or any other organizational document, is set forth in Schedule 1(a). Each Company is (i) the type of entity disclosed next to its name in Schedule 1(a) and (ii) a registered organization except to the extent disclosed in Schedule 1(a). Also set forth in Schedule 1(a) is the organizational identification number, if any, of each Company that is a registered organization, the Federal Taxpayer Identification Number, if any, of each Company and the jurisdiction of formation of each Company.

SECTION 6.02. Set forth in Schedule 1(b) hereto is a list of any other corporate or organizational names each Company has had in the past five years, together with the date of the relevant change.

SECTION 6.03. Set forth in Schedule 1(c) is a list of all other names used by each Company, or any other business or organization to which each Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, on any filings with the Internal Revenue Service at any time between September 30, 2010 and the date hereof. Except as set forth in Schedule 1(c), no Company has changed its jurisdiction of organization at any time during the past four months.

ARTICLE VII. Current Locations. The chief executive office (or similar office), if any, of each Company is located at the address set forth in Schedule 2 hereto.

ARTICLE VIII.Extraordinary Transactions. Except for those purchases, acquisitions and other transactions described on Schedule 3 attached hereto, all of the Collateral acquired has been originated by each Company in the ordinary course of business or consists of goods which have been acquired by such Company in the ordinary course of business from a person in the business of selling goods of that kind.

ARTICLE IX.File Search Reports. Attached hereto as Schedule 4 is a true and accurate summary of file search reports (to the extent appropriate in the applicable jurisdiction) from (A) the Uniform Commercial Code filing offices (or similar office) in each jurisdiction identified in Section 1(a) and (B) each other jurisdiction which the Collateral Agent has deemed necessary to conduct searches. A true copy of each financing statement (or similar filing), including judgment and tax liens, bankruptcy and pending lawsuits or other filing identified in such file search reports (to the extent appropriate in the applicable jurisdiction) has been delivered to the Collateral Agent.

ARTICLE X.UCC Filings. The financing statements (or similar filing) (duly authorized by each Company constituting the debtor therein), which will be filed by each Company organized in Puerto Rico at or about the Closing Date and including the indications of the collateral (to the extent appropriate in the applicable jurisdiction), attached as Schedule 5 relating to the Security Agreement or the applicable Mortgage, are in the appropriate forms for filing in the filing offices in the jurisdictions identified in Schedule 6 hereof.

ARTICLE XI.Schedule of Filings. Attached hereto as Schedule 6 is a schedule of (i) the appropriate filing offices for the financing statements (or similar filing) attached hereto as Schedule 5 and (ii) the appropriate filing offices for the filings described in Schedule 11(d) and (iii) any other actions required to create, preserve, protect and perfect the security interests in the Pledged Collateral (as defined in the Security Agreement) granted to the Collateral Agent pursuant to the Collateral Documents. No other filings or actions are required to create, preserve, protect and perfect the security interests in the Pledged Collateral granted to the Collateral Agent pursuant to the Collateral Documents.

ARTICLE XII.Real Property. (a) Attached hereto as Schedule 7(a) is a list of all (i) real property owned in fee by each Company that has an individual fair market value (as determined by Borrower in good faith) of at least $5.0 million (indicating each such property that is “Mortgaged Property”) as of the Closing Date; provided the Mortgaged Property set forth on Schedule 7(a) constitutes at least 85% of all real property owned in fee as of the date hereof, (ii) filing offices for mortgages and fixture filings relating to the Mortgaged Property as of the Closing Date, (iii) common names, addresses and uses of each Mortgaged Property (stating improvements located thereon) and (iv) other information relating thereto required by such Schedule. Except as described on Schedule 7(b) attached hereto: (i) no Company has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or grantor with respect to any of the real property described on Schedule 7(a) and (ii) no Company has any Leases which require the consent of the landlord, tenant or other party thereto to the Transactions in respect of which the failure to obtain such consent could reasonably be expected to have a Material Adverse Effect.

ARTICLE XIII.Termination Statements. Attached hereto as Schedule 8(a) are the duly authorized termination statements (or similar filings) which will be filed by each Company organized in Puerto Rico at or about the Closing Date in the appropriate form for filing in the filing offices identified in Schedule 8(b) hereto. Attached hereto as Schedule 8(b) hereto is a schedule of the termination statements (or similar filings) to be filed after the Closing Date.

ARTICLE XIV.Stock Ownership and Other Equity Interests. Attached hereto as Schedule 9(a) is a true and correct list in all material respects of each of all of the issued and outstanding, stock, partnership interests, limited liability company membership interests or other equity interest of each Company and its Subsidiaries (other than the Equity Interests of Holdings) and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 9(b) is each equity investment of each Company that represents 50% or less of the equity of the entity in which such investment was made.

ARTICLE XV.Instruments and Tangible Chattel Paper. Attached hereto as Schedule 10 is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness in each case in excess of $2.5 million on an individual basis and $5.0 million in the aggregate held by each Company as of the date hereof, including all intercompany notes between or among any two or more Companies or any of their Subsidiaries.

ARTICLE XVI.Intellectual Property.

SECTION 16.01. Attached hereto as Schedule 11(a) is a schedule setting forth all of each Company’s Patents and Trademarks (each as defined in the Security Agreement) applied for or registered with the United States Patent and Trademark Office or the Trademark Division of the Puerto Rico State Department, and all other registered Patents and Trademarks, including the name of the registered owner or applicant and the registration number, as applicable, of each Patent and Trademark owned by each Company. Attached hereto as Schedule 11(b) is a schedule setting forth all of each Company’s registered Copyrights (as defined in the Security Agreement), including the name of the registered owner and the registration number of each Copyright (to the extent appropriate in the applicable jurisdiction) owned by each Company. Attached hereto as Schedule 11(c) is a schedule setting forth all material Patent Licenses, Trademark Licenses and Copyright Licenses, whether or not recorded with the United States Patent and Trademark Office, the Trademark Division of the Puerto Rico State Department or United States Copyright Office, as applicable, including, but not limited to, the relevant signatory parties to each license along with the date of execution thereof and, if applicable, a recordation number or other such evidence of recordation.

SECTION 16.02. Attached hereto as Schedule 11(d) in proper form for filing with the United States Patent and Trademark Office, the Trademark Division of the Puerto Rico State Department and United States Copyright Office are the filings (together with the filings attached hereto as Schedule 5) necessary to preserve, protect and perfect the security interests in the United States and Puerto Rican Trademarks, Trademark Licenses, Patents, Patent Licenses, Copyrights and Copyright Licenses set forth on Schedule 11(a), Schedule 11(b) and Schedule 11(c), including duly signed copies of each of the Patent Security Agreement, Trademark Security Agreement and the Copyright Security Agreement, as applicable.

ARTICLE XVII.Commercial Tort Claims. Attached hereto as Schedule 12 is a true and correct list of all Commercial Tort Claims (as defined in the Security Agreement) in excess of $2.5 million on an individual basis and $5.0 million in the aggregate held by each Company, including a brief description thereof.

ARTICLE XVIII.Letter-of-Credit Rights. Attached hereto as Schedule 13 is a true and correct list of all Letters of Credit issued in favor of each Company, as beneficiary thereunder.

ARTICLE XIX.Insurance. Attached hereto as Schedule 14 is a true and correct list of all insurance policies of the Companies.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of the day first written above.

EVERTEC GROUP, LLC

By:
Name:
Title:

EVERTEC INTERMEDIATE HOLDINGS, LLC

By:
Name:
Title:

Schedule 1(a)

Legal Names, Etc.

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	Jurisdiction
EVERTEC Intermediate Holdings, LLC	Limited Liability Company	Yes	197,912	66-0749431	Puerto Rico

EVERTEC Group, LLC	Limited Liability Company	Yes	71,605	66-0449729	Puerto Rico

EVERTEC Finance Corp.	Corporation	Yes	206,133	66-0783614	Puerto Rico

EVERTEC Costa Rica, S.A.	Corporation (sociedad anónima)	Yes Public Registry – Commerce Section	3-101-190914	N/A	Republic of Costa Rica

Tarjetas Inteligentes Internacionales, S.A.	Corporation (sociedad anónima)	Yes Public Registry – Commerce Section	3-101-184412	N/A	Republic of Costa Rica

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	Jurisdiction
EVERTEC Panamá, S.A.	Corporation (sociedad anónima)	Yes Public Registry Ministry of Commerce and Industry	1217974-1-585758 DV 34	N/A	Panama

EVERTEC Dominicana, SAS	Corporation (sociedad anónima simplificada)	Yes Registry of Commerce	14673SD	DR Tax Number 1-01-67388-5	Dominican Republic

EVERTEC México Servicios de Procesamiento S.A. de C.V.	Variable capital corporation (sociedad anónima de capital variable)	Yes	Registered before the Public Registry of Commerce of the Federal District under Commercial Folio number 380,611	EMS-080307-J21	México, Federal District.

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	Jurisdiction
EVERTEC Guatemala, S.A.	Corporation (sociedad anónima)	Yes	Registered in the Commercial Registry of Guatemala under number 40,190, file 320 of the book 133 of Commercial Entities	N/A	Guatemala

Schedule 1(b)

Prior Organizational Names

Company/Subsidiary	Prior Name	Date of Change
EVERTEC Intermediate Holdings, LLC	Carib Holdings, Inc.	4/17/2012

EVERTEC Intermediate Holdings, LLC	Carib Holdings, LLC	9/19/2012

EVERTEC Group, LLC	EVERTEC, Inc.	4/17/2012

EVERTEC Group, LLC	EVERTEC, LLC	9/19/2012

EVERTEC Costa Rica, S.A.	ATH Costa Rica, S.A.	2/20/2013

EVERTEC Dominicana, SAS	EVERTEC Dominicana, S.A.	4/20/2012

EVERTEC Guatemala, S.A.	TII Smart Solutions, S.A.	2/4/2013

EVERTEC Panamá, S.A.	ATH Panamá, S.A.	10/5/2012

Schedule 1(c)

Changes in Corporate Identity; Other Names

Company/Subsidiary	Change in Corporate Identity	Date of Change
EVERTEC Intermediate Holdings, LLC	Change from corporation to limited liability company; change name from Carib Holdings, Inc to Carib Holdings, LLC	4/17/2012

EVERTEC Intermediate Holdings, LLC	Change name from Carib Holdings, LLC to EVERTEC Intermediate Holdings, LLC	9/19/2012

EVERTEC Group, LLC	Change from corporation to limited liability company; change name from EVERTEC, Inc. to EVERTEC, LLC	4/17/2012

EVERTEC Group, LLC	Change name from EVERTEC, LLC to EVERTEC Group, LLC	9/19/2012

EVERTEC Group, LLC	T.I.I. Smart Solutions Inc. merged into EVERTEC Group, LLC	11/29/2012

EVERTEC Group, LLC	All assets of Sense Software International Corp. acquired by EVERTEC Group, LLC	1/1/2012

EVERTEC Costa Rica, S.A.	Change name from ATH Costa Rica, S.A. to EVERTEC Costa Rica, S.A.	2/20/2013

EVERTEC Dominicana, SAS	Change from sociedad anónima to sociedad anónima simplificada; change name from EVERTEC Dominicana, SA to EVERTEC Dominicana, SAS	4/20/2012

EVERTEC Guatemala, S.A.	Change name from TII Smart Solutions, S.A. to EVERTEC Guatemala, S.A.	2/4/2013

EVERTEC Panamá, S.A.	Change name from ATH Panamá, S.A. to EVERTEC Panamá, S.A.	10/5/2012

Schedule 2

Chief Executive Offices

Company/Subsidiary	Address	County/State/Province	Country
EVERTEC Group, LLC	Carretera 176, KM 1.3 Cupey Bajo Rio Piedras Postal: PO Box 364527 San Juan, PR 00936-4527	San Juan	Puerto Rico 00926

EVERTEC Intermediate Holdings, LLC	250 Muñoz Rivera Ave. American International Plaza Suite 1400	San Juan	Puerto Rico 00918

EVERTEC Finance Corp.	250 Muñoz Rivera Ave. American International Plaza Suite 1400	San Juan	Puerto Rico 00918

EVERTEC Costa Rica, S.A.	Av. 11 Bis, Calle 31 San José, CostaRica	San José	Costa Rica

Tarjetas Inteligentes Internacionales, S.A.	Barrio Amon, Diagonal a la Oficina del Instituto Nacional de Vivienda y Urbanismo San José, Costa Rica	San José	Costa Rica

EVERTEC Panamá, S.A.	Corregimiento de Bella Vista, Urb. Punta Pacífica Edif. Torre de las Americas, Torre B, Piso 6, Oficina 604 Distrito de Panamá Provincia de Panamá	Distrito de Panamá	Panamá

EVERTEC Dominicana, SAS	Calle Max Henriquez Ureña, Edif. Cardnet, 5to Piso Santo Domingo, Dominican Republic	Santo Domingo	Dominican Republic

EVERTEC México Servicios de Procesamiento, S.A. de C.V.	Av. Insurgentes Sur, Numero 600 Despacho 101 Colonia del Valle Delegación Benito Juárez	Federal District	México

EVERTEC Guatemala, S.A.	Avenida Reforma 7-62 zona 9, Edificio Aristos, oficina 4, Guatemala, Guatemala	Guatemala	Guatemala

Schedule 3

Transactions Other Than in the Ordinary Course of Business

None.

Schedule 4

File Search Reports

Company/Subsidiary	Search Report dated	Prepared by	Jurisdiction

EVERTEC Intermediate Holdings, LLC	March 22, 2013	Pietrantoni Mendez & Alvarez LLP (counsel to Collateral Agent)	Puerto Rico

EVERTEC Group, LLC	March 22, 2013	Pietrantoni Mendez & Alvarez LLP (counsel to Collateral Agent)	Puerto Rico

EVERTEC Finance Corp.	March 22, 2013	Pietrantoni Mendez & Alvarez LLP (counsel to Collateral Agent)	Puerto Rico

EVERTEC Latinoamérica, S.A.	April 15, 2013	Consortium – Laclé & Gutiérrez	Costa Rica

EVERTEC Costa Rica, S.A.	April 15, 2013	Consortium – Laclé & Gutiérrez	Costa Rica

Tarjetas Inteligentes Internacionales, S.A.	April 15, 2013	Consortium – Laclé & Gutiérrez	Costa Rica

EVERTEC Dominicana, SAS	March 27, 2013	Santo Domingo Chamber of Commerce and Production. Mercantile Registry Department	Santo Domingo, Dominican Republic

EVERTEC Guatemala, S.A.	April 4, 2013	Consortium - Rodríguez, Archila, Castellanos, Solares & Aguilar, S.C.	Guatemala

EVERTEC México Servicios de Procesamiento S.A. de C.V.	March 26, 2013	Public Registry of Property and Commerce of the Federal District	México

Schedule 5

Copy of Financing Statements To Be Filed

[See attached.]

Schedule 6

Filings/Filing Offices

Type of Filing	Entity	Applicable Collateral Document Mortgage, Security Agreement or Other	Jurisdictions

UCC-1	EVERTEC Intermediate Holdings, LLC	Collateral Agreement	Puerto Rico

UCC-1	EVERTEC Group, LLC	Collateral Agreement	Puerto Rico

UCC-1	EVERTEC Finance Corp.	Collateral Agreement	Puerto Rico

Entry in Shareholders’ Registry Book	Pledge of EVERTEC Latinoamérica, S.A. by EVERTEC Group, LLC	Collateral Agreement	Costa Rica

Entry in Shareholders’ Registry Book	Pledge of EVERTEC Costa Rica, S.A. by EVERTEC Group, LLC	Collateral Agreement	Costa Rica

Entry in Shareholders’ Registry Book	Pledge of Tarjetas Inteligentes Internacionales, S.A. by EVERTEC Group, LLC	Collateral Agreement	Costa Rica

Filing at the Secretariat	Pledge of EVERTEC Dominicana, SAS by EVERTEC Group, LLC	Dominican Share Pledge	Dominican Republic

Filing at the Secretariat	Pledge of EVERTEC Dominicana, SAS by EVERTEC Panamá, S.A.	Dominican Share Pledge	Dominican Republic

Transferring the share certificates to the collateral agent, Annotation of the share certificates and Registration of the pledge in the Share Registry Book of the company	Pledge of EVERTEC Guatemala, S.A. by EVERTEC Group, LLC	Guatemala Share Pledge	Guatemala

Transferring the share certificates to the collateral agent, Annotation of the share certificates and Registration of the pledge in the Share Registry Book of the company	Pledge of EVERTEC Guatemala, S.A. by Tarjetas Inteligentes Internacionales, S.A.	Guatemala Share Pledge	Guatemala

Type of Filing	Entity	Applicable Collateral Document Mortgage, Security Agreement or Other	Jurisdictions
Registration of the share pledge in the Stock Registry Book of the company	Pledge of EVERTEC México Servicios de Procesamiento, S.A. de C.V. by EVERTEC Costa Rica, S.A.	Mexican Share Pledge Agreement	México

Ratification before a notary public in México, and subsequent registration at the Sole Registry of Liens Over Moveable Assets (RUG)	EVERTEC México Servicios de Procesamiento S.A. de C.V.	Mexican Floating Lien Pledge	México

Entity	Applicable Collateral Document	Filing Office
EVERTEC Group, LLC	Patent Security Agreement	United States Patent and Trademark Officer

EVERTEC Group, LLC	Trademark Security Agreement	United States Patent and Trademark Officer

EVERTEC Group, LLC	Copyright Security Agreement	United States Copyright Officer

Entity	Jurisdiction	Filing Office
EVERTEC Group, LLC	Costa Rica	Industrial Property Registry

EVERTEC Group, LLC	Dominican Republic	National Office of Intellectual Property

EVERTEC Group, LLC	México	Mexican Institute of Industrial Property (Instituto Mexicano de la Propiedad Industrial)

Schedule 7(a)

Real Property

None.

Schedule 7(b)

Required Consents; Company Held Landlord’s/ Grantor’s Interests

I. Landlord’s / Grantor’s Consent Required

None.

II. Leases, Subleases, Tenancies, Franchise Agreements, Licenses or Other Occupancy Agreements Pursuant to which any Company holds Landlord’s / Grantor’s Interest

None.

Schedule 8(a)

Attached hereto is a true copy of each termination statement filing duly acknowledged or otherwise identified by the filing officer.

[See attached.]

Schedule 8(b)

Termination Statement Filings

Type of Filing	Entity	Applicable Termination Documents	Jurisdictions
UCC-3 termination	EVERTEC Intermediate Holdings, LLC	Payoff Letter	Puerto Rico

UCC-3 termination	EVERTEC Group, LLC	Payoff Letter	Puerto Rico

UCC-3 termination	EVERTEC Finance Corp.	Payoff Letter	Puerto Rico

Cancellation of Pledge Annotation in the Share Certificates and in the Company’s Stock Book	Pledge of EVERTEC Latinoamérica, S.A. by EVERTEC Group, LLC	Share Pledge Termination Agreement	Costa Rica

Cancellation of Pledge Annotation in the Share Certificates and in the Company’s Stock Book	Pledge of EVERTEC Costa Rica, S.A. by EVERTEC Group, LLC	Share Pledge Termination Agreement	Costa Rica

Cancellation of Pledge Annotation in the Share Certificates and in the Company’s Stock Book	Pledge of Tarjetas Inteligentes Internacionales, S.A. by EVERTEC Group, LLC	Share Pledge Termination Agreement	Costa Rica

Cancellation of Pledge Annotation in the Share Certificates and in the Company’s Stock Book	Pledge of EVERTEC Dominicana, SAS by EVERTEC Group, LLC	Share Pledge Termination Agreement	Dominican Republic

Cancellation of Pledge Annotation in the Share Certificates and in the Company’s Stock Book	Pledge of EVERTEC Dominicana, SAS by EVERTEC Panamá, S.A.	Share Pledge Termination Agreement	Dominican Republic

Assigning and transferring by the collateral agent to the collateral debtors of the shares granted as collateral; annotation of the share certificates and registration in the Share Registry Book of the company	Pledge of EVERTEC Guatemala, S.A. by EVERTEC Group, LLC	Payoff Letter	Guatemala

Assigning and transferring by the collateral agent to the collateral debtors of the shares granted as collateral; annotation of the share certificates and registration in the Share Registry Book of the company	Pledge of EVERTEC Guatemala, S.A. by Tarjetas Inteligentes Internacionales, S.A.	Payoff Letter	Guatemala

Type of Filing	Entity	Applicable Termination Documents	Jurisdictions

Cancellation of endorsement in pledge of the Stock Certificates and entry to the Stock Registry Book evidencing cancellation of pledge	Pledge of EVERTEC México Servicios de Procesamiento, S.A. de C.V. by EVERTEC Costa Rica, S.A.	Termination Notice	México

Filing of Termination Notice before the Public Registry of Commerce (Registro Público de Comercio) of Mexico City	EVERTEC México Servicios de Procesamiento S.A. de C.V.	Termination Notice ratified before a Mexican Notary Public	México

Entity	Applicable Collateral Document	Filing Office

EVERTEC Group, LLC	Release of Security Interests in Patents	United States Patent and Trademark Officer

EVERTEC Group, LLC	Release of Security Interests in Trademarks	United States Patent and Trademark Officer

EVERTEC Group, LLC	Release of Security Interests in Copyrights	United States Copyright Officer

EVERTEC Group, LLC	Release of Trademarks	Costa Rica Industrial Property Registry

EVERTEC Group, LLC	Trademark Pledge Termination Agreement	Dominican Republic National Office of Industrial Property

EVERTEC Group, LLC	Termination Notice	Mexican Institute of Industrial Property (Instituto Mexicano de la Propiedad Industrial)

Schedule 9

(a) Equity Interests of Companies and Subsidiaries

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Pledge [Yes/No]

EVERTEC Group, LLC	EVERTEC Intermediate Holdings, LLC	No. 2	100/100%	Yes

EVERTEC Finance Corp.	EVERTEC Group, LLC	No. 1	100/100%	Yes

EVERTEC Costa Rica, S.A.	EVERTEC Group, LLC	No. 2	100/100%	Yes

EVERTEC Panamá, S.A.	EVERTEC Costa Rica, S.A.	No. 1	100/100%	Yes

EVERTEC Dominicana, SAS	EVERTEC Group, LLC EVERTEC Panamá, S.A.	No. 18 No. 19	125,222/99.99% 2/0.01%	Yes

EVERTEC Latinoamérica, S.A.	EVERTEC Group, LLC	No. 1	297,489/99.98%	Yes

EVERTEC México Servicios de Procesamiento S.A. de C.V.	EVERTEC Costa Rica, S.A.	No. 1	49,999/99.99%	Yes

EVERTEC México Servicios de Procesamiento S.A. de C.V.	Tarjetas Inteligentes Internacionales, S.A.	No. 2	1/0.01%	No

Tarjetas Inteligentes Internacionales, S.A.	EVERTEC Group, LLC	No. 1	1000/100%	Yes

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Pledge [Yes/No]

EVERTEC Guatemala, S.A.	EVERTEC Group, LLC	No. 3[5]	25/50%	Yes

EVERTEC Guatemala, S.A.	Tarjetas Inteligentes Internacionales, S.A.	No. 4	25/50%	Yes

(b) Other Equity Interests

None.

[5]	Issued to T.I.I. Smart Solutions Inc., which has been merged into EVERTEC Group, LLC.

Schedule 10

Instruments and Tangible Chattel Paper

Promissory Notes:

Global Intercompany Note.

Chattel Paper:

None.

Schedule 11(a)

Patents and Trademarks6

Trademark and Trademark Applications

Mark	Registration No.	Registration Date	Record Owner

Aruba

ATH	18518	5/19/1997	EVERTEC Group, LLC

Barbados

ATH	81/7892	10/12/1998	EVERTEC Group, LLC

Belize

ATH A Toda Hora and Design	4744.07	7/16/2007	EVERTEC Group, LLC

Costa Rica

ATH A Toda Hora and Design	99078	1/22/1997	EVERTEC Group, LLC

EVERTEC and Design	185569	2/2/2009	EVERTEC Group, LLC

EVERTEC and Design	186021	2/6/2009	EVERTEC Group, LLC

EVERTEC and Design	185915	2/5/2009	EVERTEC Group, LLC

EVERTEC and Design	185916	2/5/2009	EVERTEC Group, LLC

TranServer	134462	8/16/2002	Tarjetas Inteligentes Internacionales, S.A.

TransActions	135351	10/1/2002	Tarjetas Inteligentes Internacionales, S.A.

TRANSERVER	135368	10/1/2002	Tarjetas Inteligentes Internacionales, S.A.

Dominican Republic

ATH A TODA HORA and Design	84475	6/15/1996	EVERTEC Group, LLC

EVERTEC	161704	7/16/2007	EVERTEC Group, LLC

[6]	All intellectual property (other than trademarks, trademark applications, patents and patent applications registered with the USPTO) are held under the record owner’s former name, EVERTEC, Inc.

Mark	Registration No.	Registration Date	Record Owner

ENVIA ATH A TODA HORA and Design	101928	1/15/1999	EVERTEC Group, LLC

ENVIA ATH A TODA HORA and Design	101908	1/15/1999	EVERTEC Group, LLC

EVERTEC	161702	7/16/2007	EVERTEC Group, LLC

EVERTEC	161815	7/16/2007	EVERTEC Group, LLC

EVERTEC	161703	7/16/2007	EVERTEC Group, LLC

El Salvador

ATH	00029	3/11/2009	EVERTEC Group, LLC

ATH A Toda Hora and Design	00237	2/27/2002	EVERTEC Group, LLC

ATH and Design	00009	11/16/2004	EVERTEC Group, LLC

EVERTEC	00009	3/1/2005	Popular, Inc.

EVERTEC	00005	3/1/2005	EVERTEC Group, LLC

EVERTEC	00010	3/1/2005	Popular, Inc.

EVERTEC	00179	4/11/2005	EVERTEC Group, LLC

EVERTEC and Design	00154	4/28/2005	EVERTEC Group, LLC

EVERTEC and Design	00151	4/28/2005	EVERTEC Group, LLC

EVERTEC and Design	00153	4/28/2005	EVERTEC Group, LLC

EVERTEC and Design	00149	4/28/2005	EVERTEC Group, LLC

France

ATH and Design	98-712312	1/9/1998	EVERTEC Group, LLC

Guatemala

ATH	152999	11/7/2007	EVERTEC Group, LLC

ATH	014607	1/26/2009	EVERTEC Group, LLC

EVERTEC and Design	139536	12/6/2005	EVERTEC Group, LLC

EVERTEC and Design	136839	7/26/2005	EVERTEC Group, LLC

EVERTEC and Design	139589	12/6/2005	EVERTEC Group, LLC

Mark	Registration No.	Registration Date	Record Owner

Honduras

ATH	5794	2/14/2000	EVERTEC Group, LLC

EVERTEC	11069	12/15/2005	EVERTEC Group, LLC

EVERTEC and Design	10655	6/8/2005	Popular, Inc.

EVERTEC and Design	10654	6/8/2005	Popular, Inc.

EVERTEC and Design	10653	6/8/2005	EVERTEC Group, LLC

Jamaica

ATH A TODA HORA and Design	48810	6/16/2006	EVERTEC Group, LLC

ATH	32071	1/21/1998	EVERTEC Group, LLC

México

ATH	621042	8/31/1999	EVERTEC Group, LLC

EVERTEC	1091516	3/24/2009	EVERTEC Group, LLC

EVERTEC	1058320	8/29/2008	EVERTEC Group, LLC

EVERTEC	1039443	5/14/2008	EVERTEC Group, LLC

Netherlands

ATH A TODA HORA and Design	02281	4/6/1998	EVERTEC Group, LLC

Nicaragua

ATH	39124 CC	10/23/1998	EVERTEC Group, LLC

Panama

ATH	86158 01	3/5/1997	EVERTEC Group, LLC

EVERTEC	162593 01	6/26/2007	EVERTEC Group, LLC

EVERTEC	162587 01	6/26/2007	EVERTEC Group, LLC

EVERTEC	162586 01	6/26/2007	EVERTEC Group, LLC

EVERTEC	162585 01	6/26/2007	EVERTEC Group, LLC

Mark	Registration No.	Registration Date	Record Owner

EVERTEC and Design	162590 01	6/26/2007	EVERTEC Group, LLC

EVERTEC and Design	162588 01	6/26/2007	EVERTEC Group, LLC

EVERTEC and Design	162592 01	6/26/2007	EVERTEC Group, LLC

EVERTEC and Design	162591 01	6/26/2007	EVERTEC Group, LLC

Trinidad Tobago

ATH A TODA HORA	B27963	1/29/1998	EVERTEC Group, LLC

USPTO

ATH A TODA HORA and Design	1790661	8/31/1993	EVERTEC Group, LLC

ATH	2372878	8/1/2000	EVERTEC Group, LLC

ATH POP	2475459	8/7/2001	EVERTEC Group, LLC

EVERPAY	3270245	7/24/2007	EVERTEC Group, LLC

EVERTEC and Design	3161609	10/24/2006	EVERTEC Group, LLC

TICKETPOP	2962409	6/14/2005	EVERTEC Group, LLC

TRANSACTA	3850352	9/21/2010	EVERTEC Group, LLC

Registered Patents/Patent Applications:

U.S. Applications

Title	Record Owner	Patent/App. No.	Filing Date	Registration Date

Transaction tax collection system and method	EVERTEC Group, LLC	61565488	11/30/2011	N/A

Transaction Method For Electronic Gift Certificate	EVERTEC Group, LLC	61640220	4/30/2012	N/A

Apparatus and Method for Managing Bank Account Services, Advertisement Delivery and Reward Points	EVERTEC Group, LLC	12/471,613	5/26/2009	N/A

Apparatus and Method for Managing Bank Account Services, Advertisement Delivery and Reward Points	EVERTEC Group, LLC	PCT/US10/36048	5/25/2010	N/A

Schedule 11(b)7

Copyrights

Registered Copyrights/Copyright Applications:

Title	Record Owner	Reg. No.	Registration Date
Payroll enrollment Web application	EVERTEC Group, LLC	TXu001273231	11/2/2005

Sistema integral para el manejo de procesos y documentos	EVERTEC Group, LLC	TXu001300046	10/21/2005

[7]	Registered copyrights and copyright applications are held under the record owner’s former name, EVERTEC, Inc. On April 16, 2013, forms were submitted for filing with the US Copyright Office to change the record owner’s name to EVERTEC Group, LLC.

Schedule 11(c)

Intellectual Property Licenses

EVERTEC Group, LLC is duly licensed (i) to use the following license agreements (whether as a direct licensee or as an assignee from Popular pursuant to the various transfer agreements or alike) or (ii) to access the following license agreements to use them on behalf of Popular, Inc. (pursuant to various access agreements or alike).

Supplier	Legal Description	Date
ACI Worldwide (f.k.a. US Software, Inc. (USSI))	License Agreement	1/30/1996

ACI Worldwide, Corp.	NYCE ISO Interface	9/22/2006

ACI Worldwide, Corp.	License Products Attachment A43 cancelled by Attachment A01 to Agreement No. L5334 as of March 31, 2005	3/31/2005

ACI Worldwide, Corp.	Attachment A07 - ICE	10/1/2012

ACI Worldwide, Corp.	Attachment 02 Amendment 15	12/31/2012

ACI Worldwide, Corp.	Attachment A08 for Automated Key Distribution System (AKDS)	12/6/2012

ACI Worldwide, Corp.	Amendment 8 and amends Attachmate A06. Q29757	12/31/2012

ACI Worldwide, Corp.	Amendment 12, Q33046.	2/12/2013

ACI Worldwide, Corp.	Amendment 16, Q23571	12/21/2012

ACI Worldwide, Corp.	Attachment A06 - Base 24	12/3/2010

ACI Worldwide, Corp.	Amendment 1 to License 5334	12/3/2010

Acronis	EULA, shrink wrap Terms and conditions	1/2/2012

Aldon	Software License Terms and Conditions; Support and Maintenance Service Agreement; Customer Service Agreement;	12/19/2005

Supplier	Legal Description	Date
AMS Services, Inc.	AMS for Windows Pricing and License Agreement	2/21/2001

Arackal Software Distribution, Inc.	License and Maintenance Agreement	1/10/2007

ASG Software Solution (Allen System Group)	Product Schedule 33 to Software Licensing Agreement (dated October 2, 1997 )	12/31/2009

Associated Software Consultants, Inc.	License, Services, and Purchase Agreement covering application used by Popular Mortgage for secondary market to manage risk/data mortgage loans.	10/2/2008

Atchley Systems, Inc. (previously Comply)	License Agreement for Compliance Software and Attachment 1	Agreement 5/16/1996 Attachment 12/1/1994

ATM, Inc.	Master Agreement and Schedule 1 (Maintenance Terms)	12/22/2003 Schedule 3/24/2004

Attunity	Repliweb EULA	The EULA documents does not specify a Date or version

Blueridge Software Inc.	Software License Agreement (shrinkwrap)	Shrink wrap included within CAE latest version.

Blueridge Software Inc.	Maintenance Agreement	7/1/2010

BMC Software Distribution, Inc.	Master License Agreement	12/31/2005

BMC Software Distribution, Inc.(Sidif)	Maintenance BMC	12/31/2011

C\TREK (previously Advanced Computer Technology, Inc.)	Software License and Support Agreement	10/7/2000

C\TREK (previously Advanced Computer Technology, Inc.)	Software License and Support Agreement	9/20/2001

CA Software de Colombia	Order form for external clients monitoring	6/30/2012

Supplier	Legal Description	Date
CA Software de Colombia	Order form for Virtual Assurance	8/31/2011

CA Software de Colombia	2012 Order Form 2012	3/31/2012

CardPac Systems (A subsidiary of Credit Card Software, Inc.)	Software Product License Agreement	8/30/1990

CardPac Systems (A subsidiary of Credit Card Software, Inc.)	Second Amendment to Software Product License Agreement	9/30/2010

CGI Technologies and Solutions Inc.	Software License Agreement Support Agreement	1/1/2013

CGI(f.k a. American Management System, Inc)	Proprietary Software License and Maintenance Agreement (Note: Exhibit A-1 on 2/10/1988 added Bureau Link and Exhibit A-2 on 8/5/94 added ACAPS)	2/6/1987

CGI(f.k a. American Management System, Inc)	Proprietary Software License and Maintenance Agreement (Note: Term letter dated December 4, 2001)	12/30/1985

CGI(f.k a. American Management System, Inc)	Third party Software Access Agreement	11/12/2010

Check Solution Company (f.k.a. Carreker)	License and Service Agreement	12/28/1992

Check Solution Company (f.k.a. Carreker)	Assigment and Assumption agreement	11/10/2010

Check Solution Company (f.k.a. Carreker)	Master Customer Agreement	1/31/2000

Check Solution Company (f.k.a. Carreker)	Assigment and assumption agreement	11/10/2010

Checkfree Corporation	Software License Agreement	6/21/1992

Supplier	Legal Description	Date
Checkfree Corporation	Assignment and assumption agreement	11/10/2010

Checkfree Corporation	Addendum to Software System License Agreement dated 7/21/1992	12/31/1996

Checkfree Corporation	Assignment and Assumption agreement	11/10/2010

Checkfree Corporation (f.k.a Disc, Inc.)	Purchase Order (D-3721) missing Master Software License Agreement	1/2/1990

Checkfree Corporation (f.k.a Disc, Inc.)	Assignment and assumption agreement	11/10/2010

Chicago-Soft Ltd	Software License Agreement (#8111470)	2/22/2010

Chicago-Soft Ltd	Software License Agreement (#4111210)	10/24/1994 Latest addendum scaned is 5/10/2005

Citrix Online LLC (a division of Citrix Systems, Inc.)	Master Sales Agreement	4/19/2007

Citrix Systems, Inc.	SrinkWrap Software License Agreement	Enterprise Licensing Term 07/01/2009

Citrix Systems, Inc.	Maintenance Agreement	Enterprise Licensing Term 07/01/2009

Supplier	Legal Description	Date
Citrix Systems, Inc.	SrinkWrap Software License Agreement	PO date 9/2/2011 Agreement included Version CTX_code BO P 70691

Citrix Systems, Inc.	Maintenance Agreement	PO date 9/2/2011 Agreement included Version CTX_code BO P 70691

Complex Systems, Inc.	Software System Agreement for the processing of letters on Credit/Collection Systems	11/6/1998

Complex Systems, Inc.	Consent and Amendment (Transfer Agreement)	9/29/2010

Computer Associates International (f.k.a. NIKU Corporation)	End User License Agreement Amendment to End User License Agreement (Third Amendment)	7/21/2002 3/31/2009

CA Software de Colombia	Order Form for Clarity License	3/31/2012

Computer Associates International, Inc.	License Agreement	6/29/2001

Computer Associates International, Inc.	License Agreement and Order Form - “P” Type	4/30/2003

Computer Associates International, Inc.	Amendment to License Agreement (Tenth amendment to License Agreement from 3/30/2003 - number 23 on this list)	3/31/2009

COMPUTROL, Inc.	License Agreement	8/15/1996

Supplier	Legal Description	Date
COMPUTROL, Inc.	Consent to Merger with respect to license agreement and maintenance agreement	9/30/2010

Connectivity Systems Incorporated	Master License Agreement (No. 016698)	4/3/2008

COR-IBS, Inc.	Software License and Maintenance Agreement	3/31/2003

Corsidian	Product Agreement -2005 Invoice for Shelf upgrade Hardware Maintenance	9/28/2005

Corsidian Caribbean Technology, Inc	Third Party Access Agreement	11/30/2010

Cover-All Technologies, Inc.	License Agreement with Schedules and Letter Agreement - Quote, issue, endorse, cancel and reinstate commercial policies	Software Agreement dated 7/30/1997, Letter Agreements dated 12/8/2004 and 04/05/2005

Cover-All Technologies, Inc.	Third Party Access Agreement	11/17/2010

Data Select Systems, Inc.	CLCS License Agreement and addendum	12/31/1998

Distributor American Software	Indirect Service Provider Licensing Agreement	23/11/12

DMBGroup, Inc.	Software License and Service Agreement	12/1/2005

Supplier	Legal Description	Date
Dynamic Consulting Services, Ltd.	Master Software License and Support Agreement	11/19/2007

Edge Information Group, Inc.	International Site License Agreement	2/6/2006

edocs, Inc. (Now Oracle Caribbean)	Letter Agreement and End User License Agreement - Bill and statements presentment through internet	12/17/2004 (Letter Agreement; End User License Agreement 3/31/2005)

Elixir Technologies Corporation	End User License Agreement	Not specify in document

EMC Corporation	EMC Maintenance quote for SW Renewal (to Agreement 64743687D)	4/1/2013

Eniac Corporation	Software User License Agreement and Maintenance Agreement	2/20/2004

Experian Information Solutions, Inc. (f.k.a. Baker Hill Corporation)	Master Agreement & Addendums - Commercial Clients information for banks officials for loans under $250,000	8/14/2000

Experian Information Solution, Inc.	EIS Software License Schedule 4 to Master Agreement (Transfer Agreement)	11/5/210

Experian Information Solutions, Inc. (f.k.a., Americas Software Corporation)	License Agreement for Computer Software	6/12/2000

Supplier	Legal Description	Date
Experian Information Solutions, Inc. (f.k.a., Americas Software Corporation)	License Agreement	6/12/2000 4/11/2002 Site Addendum for BPAN Operations

Experian Information Solution, Inc.	Consent to Assignment and Amendment	11/5/210

Extensity, Inc. (Formerly GEAC Enterprise Solutions, Formerly GEAC Computer Systems, Inc. Formerly Dun and Bradstreet Software Services, Inc., and also as Management Science America, Inc.)	License Agreement	10/31/1975 8/1/1979 - Addendum updating product and acquiring MSA Payroll.

Fair Isaac International Corporation	Master License and Services Agreement	9/30/2012

FatWire Corporation	Master Agreement / General Terms and Software License Agreement	4/10/2010

FileTek, Inc.	(i) Product Purchase and License Agreement, (ii) Maintenance Agreement	6/14/1995

Financial Solutions and Services	License and Service Agreement	7/9/1998

FIS (f.k.a. Sterling Software Directions Division)	Amendment to License and Service Agreement	8/28/1989 Amendment refers to contract dated 6/24/1986

Fiserve LeMans, Inc	License and Services Agreement	12/31/2003 (Master Service Agreement)

Frequently Marketing, Inc.	License Agreement Manages PREMIA accumulation points	Signed by Popular, Inc. 10/10/00

Genesys Solutions, Inc.	Commercial Software Agreement (see Addendum on 2005)	12/17/1999

Supplier	Legal Description	Date
Genesys Solutions, Inc.	Addendum to Commercial Software Agreement	8/15/2005

Genesys Solutions, Inc.	Commercial Software Agreement exhibit	10/1/2011

Genesys Telecomunications Laboratories, Inc.	Master Software License and Service Agreement	6/12/2003

Golden Gate Software, Inc.	Customer Agreement; And Maintenance Support Agreement	6/30/2005

Golden Gate Software, Inc.	Exhibit A- 3 to Customer Agreement	3/15/2006

Golden Gate Software, Inc.	Exhibit A-7 Customer Agreement (Extractor Replicator)	8/31/2009

GTECH Corporation	Alliance Framework Agreement. GTECH EBT Software	4/30/2007

GTECH Corporation	Amendment 1 to the Alliance Framework Agreement	3/1/2010

H & M Systems Software, Inc.	License Agreement	5/30/1993

Harland Financial Solutions, Inc.	Smart Post Closing Software Standard Product License - Post Closing Application - control workflow of documents after closing	6/3/2002

Harland Financial Solutions, Inc.	Third party Software Access Agreement	9/30/2010

Harland Financial Solutions, Inc.	Master Agreement Software License and Services	9/4/2002 by Harland

Harland Financial Solutions, Inc.	Third party Software Access Agreement	9/30/2010

Supplier	Legal Description	Date
Harland Financial Solutions, Inc. (f.k.a Interlinq Software Corporation)	Addendum to Software License and Support Agreement - Construction Loan Administration	11/02/1998, another Addendum on 2/21/2002

Harland Financial Solutions, Inc.	Third party Software Access Agreement	9/30/2010

Harland Financial Solutions, Inc. (f.k.a Interlinq Software Corporation)	Processing and Closing Mortgage Loans	Addendum Mortgage Ware E3 9/30/2002 License 010408

Harland Financial Solutions, Inc.	Third party Software Access Agreement	9/30/2010

Interlinq Software Corporation	Software License and Support Agreement with Addendum; Sunset Letter (Nov 12, 2009) -MW ENTRE origination from Mortgage Loans Application	Effective Date: September 30, 2010

Harland Financial Solutions, Inc.	Third party Software Access Agreement	Effective Date: September 30, 2010

Harte-Hanks Data Technologies, Inc.	Trillium Software System License and Professional Service Agreement (PSA); Addendum Nov 1, 1999	6/30/1997

Hybrid System	Project 2000 Date Converter License Agreement	12/21/1998

Hypercom USA, Inc.	Hypercom Source Code License Agreement (Support provided by	4/1/2009 (estimated since prior contract was canceled on 3/31/2008)

Hyperion Solutions Corporation	Software License Agreement	6/19/2000

Hyperion Solutions Corporation (Now Oracle)	Assignment and assumption agreement	11/30/2010

INFOMAX Corporation	Software License Maintenance Agreement - System to store and inquire images on finance and lease contracts, and related documents for Popular Auto	10/15/2009

Informatica Corporation (STK Puerto Rico & Caribe, Corp - Rep and Sublicensor)	License to Use Informatica Software	12/31/2004

Supplier	Legal Description	Date
Integrated Software, Inc.	Software License Agreement	3/2/2000

Internationa Business Machines Corporation (f.k.a. TRIRIGA Real Estates & Facilities LLC)	End-User Software Agreement to manage BPPR facilities	9/30/2003

Internationa Business Machines Corporation (f.k.a. TRIRIGA Real Estates & Facilities LLC)	Software Maintenance renewal with schedule And Trirriga EULA terms	7/1/2012

Internationa Business Machines Corporation (f.k.a. TRIRIGA Real Estates & Facilities LLC)	End-User Software Agreement to manage BPPR facilities	5/24/2011

International Business Machines Corporation	International Program License Agreement (IPLA) - Subject to terms in specific license information or entitlement.	Agreement version Z125-3301-12

International Business Machines Corporation	International Passport Advantage Express Agreement (IPA) - Subject to terms in specific license	Shrink Wrap Agreement Version Z125-6835-05 2/2008

International Business Machines Corporation	IBM Customer Agreement (ICA)	12/30/2010

International Business Machines Corporation	Final Customer License Summary (Under IBM IPLA)	9/22/2009

International Business Machines Corporation	IBM License Program Charges and Lease Rental.	This is a sample of 12/1/2012

International Business Machines Corporation	International Passport Advantage Express Agreement (IPLA) -Subject to terms in specific license	9/1//2010 (renewal)

International Business Machines Corporation	International Passport Advantage Express Agreement (IPA) - Subject to terms in specific license	9/1/2010 (renewal)

Supplier	Legal Description	Date
International Business Machines Corporation (f.k.a. Lombardi Software, Inc.)	Software License Agreement	12/29/2006

International Business Machines Corporation (f.k.a. Lombardi Software, Inc.)	Software License Agreement	1/1/2012

International Business Machines Corporation (f.k.a. Lombardi Software, Inc.)	Transfer Memorandum related to the transfer of the Lombardi product	9/23/2010

INVESTIGACIÓN Y PROGRAMAS, S.A.	Licensing Agreement for Document Processing	1/10/2010

IPS-Sendero	Product Use Agreement	12/1/1988

J & B Software, Inc.	System and Services Agreement	6/25/2002

K2 Micro Systems, Inc. (License with Popular, Inc. and its affiliates and subsidiaries; Maintenance with Popular (only))	License Agreement and Software Service Agreement (Maintenance)	1/14/2000

Kana Software, Inc.	Agreement and Renewal of Maintenance Support (Exhibit A - Software License Agreement)	12/1/2002

Kana Software, Inc.	Agreement and Renewal of Maintenance Support (Exhibit A - Software License Agreement)	12/1/2011

Lyris Technologies, Inc.	License and Support Services Agreement	6/29/2007

Mainline Information Systems (Partner of Novell, Inc.	Novell Software License Agreement	10/2/2010

MainSoft, Inc.	License Agreement	11/16/1998

Mercury Interactive Corporation	Shrink-Wrap/Click-Wrap License Agreement	Date of order was 6-19-2006

Metavante Corporation	Payment Service Agreement	11/7/2007

Supplier	Legal Description	Date
Metavante Corporation	Master Software License and Service Agreement	12/30/2009

Metavante Corporation (f.k.a. M&I Data Services Assigned to Metavante Corporation on April 2002)	License Agreement	6/23/1995

Micro Computer Caribbean ( as a rep of Symantec)	License and Maintenance	EULA Template 3/27/2007

Symantec	Form for the Assignment of licenses to EVERTEC	9/9/2010

NamSys, Inc.	Software License Agreement	7/6/2004

OpenTech System, Inc.	Proprietary Software License Agreement (062401-01)	5/28/2004

Opsol Integrators, Inc.	Implementation Agreement (Grant of License)	11/11/2004

ORACLE Caribbean, Inc.	Oracle License and Services Agreement (v032305) with Support Agreements (2343001, 1552618, 2255526 and 2160554 )	4/25/2005

ORACLE Caribbean, Inc.	Assignment and Certification of Non Possession	10/29/2010

ORACLE Caribbean, Inc.	Oracle License Agreement	3/6/2001

ORACLE Caribbean, Inc.	Assignment and Certification of Non Possession	10/29/2010

ORACLE Caribbean, Inc.	Oracle License and Services Agreement (V021910)	2/24/2010

ORACLE Caribbean, Inc.	Assignment and Certification of Non Possession	10/29/2010

ORACLE Caribbean, Inc.	Oracle License and Services Agreement (V062309)	11/4/2009

ORACLE Caribbean, Inc.	License Agreement for End User; Service Agreement	6/25/2008

Supplier	Legal Description	Date
Oracle Caribbean, Inc.	Oracle License and Service Agreement (OLSA_3416680-1.Juan.Carlos.Casas)	5/31/2011

Oracle Caribbean, Inc.	Oracle License and Service Agreement (OLSA_V081 01O)	1/19/2012

Oracle Caribbean, Inc.	Oracle License and Service Agreement (OLSA_V081 01O)	9/10/2010

ORACLE Caribbean, Inc.	Oracle License and service agreement;Ordering document; Purchase order term and conditions.	5/9/2012

Oracle Caribbean, Inc.	P O to purchase additional license of Oracle for RSA	10/30/2012

ORACLE Caribbean, Inc.	OLSA_V081 01O	5/12/2011

ORACLE Caribbean, Inc.	Assignment and Certification of Non Possession	10/29/2010

Oracle Caribbean, Inc.	Yearly SW Maintenance Renewal	10/9/2011

Paciolan, Inc.	Master Software and Services Agreement	9/1/2011

PaySys International, Inc (now First Data International)	Master License Agreement	1/9/1998

PRODGINET CORPORATION	Enterprise Software License Agreement	4/30/2004 for schedule A, 7/27/2001 for Software License Agreement and 7/27/2001 for schedule B

Progress Software Corporation (includes Sonic Software Corporation)	End User License Agreement	EULA EBS V7.5 031607

Redcom Inc	EULA, shrink wrap	Date or version not specify in EULA. Date in the older qoute is 12/8/2011

Rocket Software, Inc.	Master Software and Services Agreement	9/3/2010

Supplier	Legal Description	Date
Rocket Software, Inc.	SW Maintenance	3/31/2011

Rocket Software, Inc.	Additional Licenses	3/31/2012

Rocket Software, Inc. (assigned from Seagull Software Systems, Inc. due to merge on December 31, 2008)	Master Software and Services Agreement	3/21/2007

RSA Security, Inc.	Adaptive Authentication Service Provider Agreement	5/15/2009

RSA Security, Inc.	Adaptive Authentication Service Provider Agreement	Master Qoute 7/23/2011

RSA Security, Inc.	Exhibit A Master quote payment term and exhibit C definition of unit measure	quote date 07/23/2011

SAP Puerto Rico GMNH LLC	Software License Agreement; Appendix Modules; Enterprise Support Schedule; Professional Services Agreement	10/30/2010

ScriptLogic Corporation	Purchase Agreement and EULA	6/3/2006

Sedna Tech CA	General Terms and Conditions for Perpetual Sublicense Agreement (Version 3.1S) PR0032	2/15/2006

Serena Software, Inc.	End User License Agreement, Clickwrap	9/25/2007 This date is noted on the MSS with SIDIF for the Serena Mover Software (#149 in this list)

Shaw Systems Associates, Inc.	System Purchase Agreements (and System Maintenance Agreement)	8/14/1992

Shaw Systems Associates, Inc.	System Purchase Agreements (and System Maintenance Agreement)	5/5/1989 9/27/1990

Supplier	Legal Description	Date
Sidif del Caribe (as Rep of Attachmate)	Sidif del Caribe Perpetual License Agreement for Netiq	6/30/2009

Sidif del Caribe (as Rep of Attachmate)	Gen 552 for renewal of NetIQ and Invoice	7/1/2012

Sidif del Caribe (as Rep of Attachmate)	SIEM Proposal using NetIQ	7/1/2009

Sidif del Caribe (as Rep of Serena Software, Inc)	Addendum to ChangeMan ZMF Perpetual Site License Agreement dated September 26, 1997 (the “ZMF Agreement”) and to the Comparex and StarTool Perpetual License Agreement dated September 26, 1997	7/31/2009

Sidif del Caribe (as Rep of Serena Software, Inc)	Maintenance and Support Services Agreement	9/25/2007

Sidif del Caribe (as Rep of Serena Software, Inc)	Changeman and LBO Gen 552 and invoice	9/25/2012

Sidif del Caribe (as Rep of Serena Software, Inc)	Startool Renewal, Gen 552 and invoice	12/1/2012

Sidif del Caribe (as Rep of Symantec)	License and Maintenance	EULA Template V1.0 3/27/2007

Symantec	License Assignment Request Form	9/9/2010

Sidif del Caribe (as Rep of Symantec)	License Agreement	7/1/2012

Sidif del Caribe (as Rep of Utimaco Safeware)	Perpetual License Agreement and MSS Addendum	9/26/2006

Sidif del Caribe (as Rep of Utimaco Safeware)	Annual Maintenance Renewal	9/14/2010

Softmart Puerto Rico LLC (Microsoft Reseller)	Microsoft Select Plus Agreement	11/1/2010

Softpro North America, Inc.	General Terms and conditions	Not specified.

Softpro North America, Inc.	Maintenance Agreement	7/17/2009

Supplier	Legal Description	Date
Softworks, Inc	Master Software License Agreement	12/31/1999

Sophos, Inc	Letter on Approving Change of Control	8/3/2010

Sterling Commerce, Inc.	License and Service Agreement	6/28/1996

Sterling Software, Inc.	License and Service Agreement	4/5/1987

Sterling Software, Inc.	License and Service Agreement	8/30/1993 (Addendums from 12/07/1999, 9/28/2001, 12/21/2004, and 9/7/2007)

Stockholders Systems, Inc. (CheckFree Services Corporation)	License Agreement (Amendment 9/30/05)	11/14/1986

SunGard Asset Management Systems (a division of SunGard Business Systems, Inc.)	Non-Exclusive License Agreement for Computer Software	10/19/1993

SunGard Asset Management Systems (a division of SunGard Business Systems, Inc.)	Assignment and Assumption agreement	12/31/2010

Symantec	Addendum for Business Critical Services for KVS	3/16/2012

Systematic Financial Services, Inc. (Now Metavante)	License Agreement (includes Addendum for Service Bureau Processing)	8/28/1992

THE ENIAC CORPORATION (SW from Sterling Commerce Inc.)	Contrato de Licensia para Uso Interno de Programas (License Agreement for Internal Use of Programs)	10/30/2002 (OS390) 7/6/2005 (Tandem)

Trisyn Group, Inc.	Latest Order form for ANP	12/15/2010

Trisyn Group, Inc.	New Order form for Tracker	8/31/2011

Supplier	Legal Description	Date
Trisyn Group, Inc.	New Order form for Super MICR	8/31/2011

Unisys Puerto Rico, Inc	Agreement for Product Sale and Maintenance Services Agreement	5/28/2002

Valiant Solutions, Inc.	License and Distribution Rights (Makes reference to a Technology Assistance and Transfer Agreement)	8/19/2005

VASCO Data Security Company	Software License Agreement (Included inside Web Cash Software License Agreement -item 140 in this list)	10 amendment signed 12/10/2003

Virtual Hold Technology LLC	Software License, Support and Purchase Agreement	10/16/2006

Vmware	Vmware Vsphere EULA	EULA Version ESX 5.0

Vmware	Vmware Support and Subscription Services and Renewal document.	Shrink Wrap Version from April 2011

Witness System, Inc. (VERINT)	License & Support Agreement	12/30/2002

Amended and Restated Trademark License Agreement, dated November 16, 2010, between EVERTEC Group, LLC and Popular, Inc.

Schedule 11(d)

Intellectual Property Filings

[See attached.]

Schedule 12

Commercial Tort Claims

None.

Schedule 13

Letter of Credit Rights

None.

Schedule 14

Insurance

Type of Coverage	Policy No.	Insurance Company

Property	30-CF8-005016502-2/000	Triple SSS Propiedad

Property	08-10-PR-000042628-2/00	Ace Insurance Company

Property	CIM0920951RC I	AGCS Marine Insurance Company

Mechanical Breakdown	M5J-BM21-7403L005-COF-12	Travelers Corp.

General Liability	08-41-PR-000017272-2/00	Ace Insurance Company

Auto	30-CA4-006071651-2/000	Triple SSS Propiedad

Umbrella	47PR-701179	Ace Insurance Company

Directors & Officers	DOC 5817000 00	Steadfast Insurance Company (Zurich)

	ELU129475-13	XL Specialty Insurance Company

	DA 0278471 13	Hartford Fire Insurance Company

	024-1001951	AIG Insurance Company - Puerto Rico

	NY13DOL309014IV	Navigators Insurance Company

	FD1380953	Liberty Mutual Insurance Europe Limited / CVS 1919 / Berkshire Hathaway International Insurance Limited

	592383538	Continental Casualty Company

	18007958	Gemini Insurance Company (Berkley)

	FD1380955	Liberty Mutual Insurance Europe Limited / CVS 1919 / Berkshire Hathaway International Insurance Limited

Fiduciary Liability	DO2703	Ace Insurance Company

Crime	FID669255601	Zurich

Special Crime	SCC-01402000	Lloyd’s of London

Cybertech Liability	287377381	Columbia Casualty Company

Employment Practices Liability	024-001001805-01-000000	Chartis Insurance Company

Travel & Accident	58PR4020	Ace Insurance Company

Cash Depot (Federal Reserve Vault)	B080121585P12	Lloyd’s of London / Willis Limited

Exhibit III

to the Collateral Agreement

Form of First Lien Intercreditor Agreement

See Attached

EXHIBIT III to

Collateral Agreement

FORM OF

FIRST LIEN INTERCREDITOR AGREEMENT

dated as of

[            ], 20[    ]

among

JPMORGAN CHASE BANK, N.A.,

as Credit Agreement Collateral Agent,

JPMORGAN CHASE BANK, N.A.,

as Authorized Representative under the Credit Agreement,

[                             ],

as the Initial Other Authorized Representative,

[                             ],

as the Initial Other Collateral Agent,

and

each additional Authorized Representative from time to time party hereto

TABLE OF CONTENTS

		Page
ARTICLE I

DEFINITIONS

SECTION 1.01	Construction; Certain Defined Terms	1

ARTICLE II

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

SECTION 2.01	Priority of Claims	9
SECTION 2.02	Actions with Respect to Shared Collateral; Prohibition on Contesting Liens	11
SECTION 2.03	No Interference; Payment Over; Exculpatory Provisions	12
SECTION 2.04	Automatic Release of Liens	13
SECTION 2.05	Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings	14
SECTION 2.06	Reinstatement	15
SECTION 2.07	Insurance	15
SECTION 2.08	Refinancings	15
SECTION 2.09	Possessory Collateral Agent as Gratuitous Bailee for Perfection	15
SECTION 2.10	Amendments to First Lien Security Documents.	16

ARTICLE III

EXISTENCE AND AMOUNTS OF LIENS AND OBLIGATIONS

ARTICLE IV

THE APPLICABLE COLLATERAL AGENT

SECTION 4.01	Authority	17

ARTICLE V

MISCELLANEOUS

SECTION 5.01	Notices	18
SECTION 5.02	Waivers; Amendment; Joinder Agreements	18
SECTION 5.03	Parties in Interest	19
SECTION 5.04	Survival of Agreement	19
SECTION 5.05	Counterparts	19
SECTION 5.06	Severability	20
SECTION 5.07	Governing Law	20

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FIRST LIEN INTERCREDITOR AGREEMENT (as amended, restated, modified or supplemented from time to time, this “Agreement”) dated as of [            ], 20[    ], among JPMORGAN CHASE BANK, N.A., as collateral agent for the Credit Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Credit Agreement Collateral Agent”), JPMORGAN CHASE BANK, N.A., as Authorized Representative for the Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Administrative Agent”), [                    ], as Authorized Representative for the Initial Other First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Initial Other Authorized Representative”), [                    ], as collateral agent for the Initial Other First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Initial Other Collateral Agent”) and each additional Authorized Representative and Collateral Agent from time to time party hereto for the Other First Lien Secured Parties of the Series with respect to which it is acting in such capacity.

Reference is made to (i) the Credit Agreement dated as of April 17, 2013, among EVERTEC Intermediate Holdings, LLC (formerly known as Carib Holdings, LLC) (“Holdings”), EVERTEC Group, LLC (formerly known as EVERTEC, LLC) (the “Borrower” or the “Company”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, L/C Issuer, and Swing Line Lender and (ii) the Collateral Agreement dated as of April 17, 2013 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Collateral Agreement”), among Holdings, the Borrower, each Subsidiary of the Borrower party thereto from time to time and the Collateral Agent.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Agreement Collateral Agent, the Administrative Agent (for itself and on behalf of the Credit Agreement Secured Parties), the Initial Other Authorized Representative (for itself and on behalf of the Initial Other First Lien Secured Parties), the Initial Other Collateral Agent and each additional Authorized Representative and Collateral Agent (for itself and on behalf of the Other First Lien Secured Parties of the applicable Series) agree as follows:

ARTICLE XX.

DEFINITIONS

SECTION 20.01. Construction; Certain Defined Terms.

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b) Without limiting the provisions of Section 2.03, it is the intention of the First Lien Secured Parties of each Series that the holders of First Lien Obligations of such Series (and not the First Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Obligations), (y) any of the First Lien Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of First Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Obligations) on a basis ranking prior to the security interest of such Series of First Lien Obligations but junior to the security interest of any other Series of First Lien Obligations or (ii) the existence of any Collateral for any other Series of First Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First Lien Obligations, an “Impairment” of such Series); provided that the existence of a maximum claim with respect to any real property subject to a mortgage which applies to all First Lien Obligations shall not be deemed to be an Impairment of any Series of First Lien Obligations. In the event of any Impairment with respect to any Series of First Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Obligations, and the rights of the holders of such Series of First Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of First Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Obligations subject to such Impairment. Additionally, in the event the First Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Obligations or the Secured Credit Documents governing such First Lien Obligations shall refer to such obligations or such documents as so modified.

(c) Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Credit Agreement. As used in this Agreement, the following terms have the meanings specified below:

“Additional Senior Class Debt Collateral Agent” shall have the meaning assigned to such term in Section 5.14.

“Additional Senior Class Debt” shall have the meaning assigned to such term in Section 5.14.

“Additional Senior Class Debt Parties” shall have the meaning assigned to such term in Section 5.14.

“Additional Senior Class Debt Representative” shall have the meaning assigned to such term in Section 5.14.

“Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Authorized Representative” shall mean (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative; provided, in each case, that if there shall occur one or more Non-Controlling Authorized Representative Enforcement Dates, the Applicable Authorized Representative shall be the Authorized Representative that is the Major Non-Controlling Authorized Representative in respect of the most recent Non-Controlling Authorized Representative Enforcement Date.

“Applicable Collateral Agent” shall mean (i) until the earlier of (x) Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Credit Agreement Collateral Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Collateral Agent for the Series of First Lien Obligations represented by the Major Non-Controlling Authorized Representative; provided, in each case, that if there shall occur one or more Non-Controlling Authorized Representative Enforcement Dates, the Applicable Collateral Agent shall be the Collateral Agent for the Series of First Lien Obligations represented by the Major Non-Controlling Authorized Representative in respect of the most recent Non-Controlling Authorized Representative Enforcement Date.

“Authorized Representative” shall mean, at any time, (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of the Initial Other First Lien Obligations or the Initial Other First Lien Secured Parties, the Initial Other Authorized Representative, and (iii) in the case of any other Series of Other First Lien Obligations or Other First Lien Secured Parties that become subject to this Agreement after the date hereof, the Authorized Representative named for such Series in the applicable Joinder Agreement.

“Bankruptcy Case” shall have the meaning assigned to such term in Section 2.05(b).

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Collateral” shall mean all assets and properties subject to Liens created pursuant to any First Lien Security Document to secure one or more Series of First Lien Obligations.

“Collateral Agent” shall mean (i) in the case of any Credit Agreement Obligations, the Credit Agreement Collateral Agent, (ii) in the case of the Initial Other First Lien Obligations, the Initial Other Collateral Agent, and (iii) in the case of any other Series of Other First Lien Obligations that become subject to this Agreement after the date hereof, the Collateral Agent named for such Series in the applicable Joinder Agreement.

“Collateral Agreement” shall have the meaning assigned to such term in the recitals of this Agreement.

“Controlling Secured Parties” shall mean (i) at any time when the Credit Agreement Collateral Agent is the Applicable Collateral Agent, the Credit Agreement Secured Parties and (ii) at any other time, the Series of First Lien Secured Parties whose Authorized Representative is the Applicable Authorized Representative.

“Credit Agreement” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“Credit Agreement Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“Credit Agreement Collateral Documents” shall mean the Collateral Agreement, the other Security Documents (as defined in the Credit Agreement) and each other agreement entered into in favor of the Credit Agreement Collateral Agent for the purpose of securing any Credit Agreement Obligations.

“Credit Agreement Obligations” shall mean all amounts owing to any party pursuant to the terms of any Credit Document, including, without limitation, all amounts in respect of any principal, premium, interest (including any interest and fees accruing subsequent to the commencement of a Bankruptcy Case at the rate provided for in the Credit Agreement, whether or not such interest or fees are allowed claims under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts and including, without limitation, the “Secured Obligations” as defined in the Collateral Agreement.

“Credit Agreement Secured Parties” shall mean the holders of Credit Agreement Obligations, including the “Secured Parties” as defined in the Credit Agreement.

“Credit Documents” mean the Credit Agreement, each Credit Agreement Collateral Document and the Loan Documents (as defined in the Credit Agreement).

“DIP Financing” shall have the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” shall have the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” shall have the meaning assigned to such term in Section 2.05(b).

“Discharge” shall mean, with respect to any Series of First Lien Obligations, the date on which such Series of First Lien Obligations is no longer secured by Shared Collateral. The term “Discharged” shall have a corresponding meaning.

“Discharge of Credit Agreement Obligations” shall mean the Discharge of the Credit Agreement Obligations with respect to Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations with additional First Lien Obligations secured by Shared Collateral under an Other First Lien Document which has been designated in writing by the Administrative Agent (under the Credit Agreement so Refinanced) to each Other First Lien Collateral Agent and each other Authorized Representative as the “Credit Agreement” for purposes of this Agreement.

“Event of Default” shall mean an “Event of Default” (or similarly defined term) as defined in any Secured Credit Document.

“Excess Other First Lien Obligations” shall have the meaning assigned to such term in the definition of Other First Lien Obligations.

“First Lien Documents” shall mean, with respect to the Credit Agreement Obligations, the Credit Agreement Documents, and with respect to the Initial Other First Lien Obligations or any Series of Additional Senior Class Debt, the Other First Lien Documents.

“First Lien Obligations” shall mean, collectively, (i) the Credit Agreement Obligations and (ii) each Series of Other First Lien Obligations.

“First Lien Secured Parties” shall mean (i) the Credit Agreement Secured Parties and (ii) the Other First Lien Secured Parties with respect to each Series of Other First Lien Obligations.

“First Lien Security Documents” shall mean, collectively, (i) the Credit Agreement Collateral Documents and (ii) the Other First Lien Security Documents.

“Grantors” shall mean the Company and each Subsidiary or direct or indirect parent company of the Company which has granted a security interest pursuant to any First Lien Security Document to secure any Series of First Lien Obligations.

“Impairment” shall have the meaning assigned to such term in Section 1.01(b).

“Initial Other Authorized Representative” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“Initial Other Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“Initial Other Collateral Agreement” shall mean the Collateral Agreement dated as of             among the Initial Other Authorized Representative and             .

“Initial Other First Lien Agreement” shall mean [describe the credit agreement, indenture or other document pursuant to which the Initial Other First Lien Obligations are incurred].

“Initial Other First Lien Documents” shall mean the Initial Other First Lien Agreement, the Initial Other Collateral Agreement and any security documents and other operative agreements evidencing or governing the Indebtedness thereunder, and the liens securing such Indebtedness, including any agreement entered into for the purpose of securing the Initial Other First Lien Obligations.

“Initial Other First Lien Obligations” shall mean the Other First Lien Obligations pursuant to the Initial Other First Lien Agreement.

“Initial Other First Lien Secured Parties” shall mean the holders of any Initial Other First Lien Obligations and the Initial Other Authorized Representative.

“Insolvency or Liquidation Proceeding” shall mean:

(1) any case commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” shall have the meaning assigned to such term in Section 2.01(b).

“Joinder Agreement” shall mean the document in the form of Exhibit A to this Agreement required to be delivered by an Authorized Representative to each Collateral Agent and each Authorized Representative pursuant to Section 5.14 of this Agreement in order to create an additional Series of Other First Lien Obligations or a Refinancing of any Series of First Lien Obligations and add Other First Lien Secured Parties hereunder.

“Lien” shall mean any mortgage, pledge, security interest, hypothecation, assignment, lien (statutory or other) or similar encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

“Major Non-Controlling Authorized Representative” shall mean the Authorized Representative of the Series of Other First Lien Obligations with an aggregate outstanding principal amount in excess of $25,000,000 that constitutes the largest outstanding principal amount of any then outstanding Series of First Lien Obligations; provided, however, that if there are two outstanding Series of Other First Lien Obligations which have an equal outstanding principal amount, the Series of Other First Lien Obligations with the earlier maturity date shall be considered to have the larger outstanding principal amount for purposes of this definition.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” shall mean any Authorized Representative that is not the Applicable Authorized Representative at such time.

“Non-Controlling Authorized Representative Enforcement Date” shall mean, with respect to any Non-Controlling Authorized Representative, the date which is 180 days (throughout which 180 day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the First Lien Documents under which such Non-Controlling Authorized Representative is the Authorized Representative) and (ii) each Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (under and as defined in the First Lien Documents under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the First Lien Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Other First Lien Document; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time the Applicable Authorized Representative has commenced and is diligently pursuing any enforcement action with respect to Shared Collateral or (2) at any time the Grantor that has granted a security interest in Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” shall mean the First Lien Secured Parties which are not Controlling Secured Parties.

“Other First Lien Agreement” shall mean the Initial Other First Lien Agreement and any indenture, credit agreement (excluding the Credit Agreement) or other agreement, document or instrument, pursuant to which any Grantor has or will incur Other First Lien Obligations; provided that, in each case, the Indebtedness thereunder (other than the Initial Other First Lien Obligations) has been designated as Other First Lien Obligations pursuant to and in accordance with Section 5.14.

“Other First Lien Collateral Agents” shall mean each of the Collateral Agents other than the Credit Agreement Collateral Agent.

“Other First Lien Documents” shall mean, with respect to the Initial Other First Lien Obligations or any Series of Additional Senior Class Debt, the Other First Lien Agreements, including the Initial Other First Lien Documents and the Other First Lien Security Documents and each other agreement entered into for the purpose of securing the Initial Other First Lien Obligations or any Series of Additional Senior Class Debt; provided that, in each case, the Indebtedness thereunder (other than the Initial Other First Lien Obligations) has been designated as Other First Lien Obligations pursuant to Section 5.14 hereto.

“Other First Lien Obligations” shall mean all amounts owing to any Other First Lien Secured Party (including the Initial Other First Lien Secured Party) pursuant to the terms of any Other First Lien Agreement (including the Initial Other First Lien Agreement), including, without limitation, all amounts in respect of any principal, premium, interest (including any interest and fees accruing subsequent to the commencement of a Bankruptcy Case at the rate provided for in the respective Other First Lien Agreement, whether or not such interest or fees are allowed claims under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts; provided that the aggregate principal amount of Other First Lien Obligations in excess of the amount of Indebtedness permitted to be secured on a pari passu basis with the Credit Agreement Obligations pursuant to the Credit Agreement and any fees, interest and expenses related to such excess amount pursuant to the applicable Other First Lien Agreement (such excess amount together with the related fees, interest and expenses, the “Excess Other First Lien Obligations”) shall not constitute Other First Lien Obligations or First Lien Obligations for purposes of this Agreement.

“Other First Lien Secured Party” shall mean the holders of any Other First Lien Obligations and any Authorized Representative with respect thereto and shall include the Initial Other First Lien Secured Parties.

“Other First Lien Security Documents” shall mean any security agreement or any other document now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure the Other First Lien Obligations.

“Possessory Collateral” shall mean any Shared Collateral in the possession of the Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction or otherwise. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of the Collateral Agent under the terms of the First Lien Security Documents. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meaning assigned to them in the New York UCC.

“Proceeds” shall have the meaning assigned to such term in Section 2.01(a).

“Refinance” shall mean, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Secured Credit Document” shall mean (i) the Credit Agreement and the Loan Documents (as defined in the Credit Agreement), (ii) the Initial Other First Lien Documents and (iii) each other Other First Lien Documents.

“Series” shall mean (a) with respect to the First Lien Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Initial Other First Lien Secured Parties (in their capacities as such), and (iii) the Other First Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Other First Lien Secured Parties) and (b) with respect to any First Lien Obligations, each of (i) the Credit Agreement Obligations, (ii) the Initial Other First Lien Obligations and (iii) the Other First Lien Obligations incurred pursuant to any Other First Lien Document, which pursuant to any Joinder Agreement, are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Other First Lien Obligations).

“Shared Collateral” shall mean, at any time, Collateral in which the holders of two or more Series of First Lien Obligations (or their respective Authorized Representatives or Collateral Agents on behalf of such holders) hold a valid and perfected security interest or Lien at such time. If more than two Series of First Lien Obligations are outstanding at any time and the holders of less than all Series of First Lien Obligations hold a valid and perfected security interest or Lien in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First Lien Obligations that hold a valid security interest or Lien in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest or Lien in such Collateral at such time.

ARTICLE XXI.

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

SECTION 21.01. Priority of Claims.

(a) Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.01(b)), if an Event of Default has occurred and is continuing, and the Applicable Collateral Agent is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of any Grantor or any First Lien Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Shared Collateral by any First Lien Secured Party or received by the Applicable Collateral Agent or any First Lien Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the First Lien Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied by the Applicable Collateral Agent in the following order:

(i) FIRST, to the payment of all reasonable costs and expenses incurred by each Collateral Agent (in its capacity as such) in connection with such collection or sale or otherwise in connection with this Agreement, any other Secured Credit Documents or any of the First Lien Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Secured Credit Documents;

(ii) SECOND, subject to Section 1.01(b), to the extent Proceeds remain after the application pursuant to preceding clause (i), to the payment in full of the First Lien Obligations of each Series (the amounts so applied to be distributed among the First Lien Secured Parties pro rata in accordance with the respective amounts of the First Lien Obligations owed to them on the date of any such distribution and in accordance with the terms of the applicable Secured Credit Documents); and

(iii) THIRD, any balance of such Proceeds remaining after the application pursuant to preceding clauses (i) and (ii), to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

If, despite the provisions of Section 2.01(a)(ii), any First Lien Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the First Lien Obligations to which it is then entitled in accordance with this Section 2.01(a), such First Lien Secured Party shall hold such payment or recovery in trust for the benefit of all First Lien Secured Parties for distribution in accordance with this Section 2.01(a).

(b) Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First Lien Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Obligations (such third party an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Obligations with respect to which such Impairment exists.

(c) It is acknowledged that the First Lien Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First Lien Secured Parties of any Series.

(d) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.01(b)), each First Lien Secured Party hereby agrees that the Liens securing each Series of First Lien Obligations on any Shared Collateral shall be of equal priority.

SECTION 21.02. Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.

(a) With respect to any Shared Collateral, notwithstanding Section 2.01, only the Applicable Collateral Agent shall act or refrain from acting with respect to Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral). At any time when the Credit Agreement Collateral Agent is the Applicable Collateral Agent, no Other First Lien Secured Party shall, or shall instruct any Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, Shared Collateral (including with respect to any intercreditor agreement with respect to Shared Collateral), whether under any Other First Lien Security Document, applicable law or otherwise, it being agreed that only the Credit Agreement Collateral Agent and the Administrative Agent, acting in accordance with the Credit Agreement Collateral Documents, shall be entitled to take any such actions or exercise any remedies with respect to such Shared Collateral at such time.

(b) With respect to any Shared Collateral at any time when any Other First Lien Collateral Agent is the Applicable Collateral Agent, (i) such Other First Lien Collateral Agent shall act only on the instructions of the Applicable Authorized Representative, (ii) such Other First Lien Collateral Agent shall not follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other First Lien Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other First Lien Secured Party (other than the Applicable Authorized Representative) shall or shall instruct such Other First Lien Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, such Shared Collateral (including with respect to any intercreditor agreement with respect to such Shared Collateral), whether under any First Lien Security Document, applicable law or otherwise, it being agreed that only such Other First Lien Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the Other First Lien Security Documents applicable to it, shall be entitled to take any such actions or exercise any such remedies with respect to such Shared Collateral.

(c) Notwithstanding the equal priority of the Liens securing each Series of First Lien Obligations, the Applicable Collateral Agent (acting on the instructions of the Applicable Authorized Representative) may deal with the Shared Collateral as if such Applicable Collateral Agent had a senior and exclusive Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Applicable Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party or any other exercise by the Applicable Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party of any rights and remedies relating to the Shared Collateral, or to cause the Applicable Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any First Lien Secured Party, the Applicable Collateral Agent or any Authorized Representative with respect to any Collateral not constituting Shared Collateral.

(d) So long as the Discharge of Credit Agreement Obligations has not occurred, (i) this Agreement shall not apply to any assets a security interest in which was not granted to secure the Credit Agreement Obligations, (ii) no Grantor shall grant or permit any additional Liens on any asset to secure any Other First Lien Obligations unless such Grantor has previously granted, or, concurrently with the grant of a Lien to secure such Other First Lien Obligations, grants, a Lien on such asset to secure the Credit Agreement Obligations and (iii) no Grantor shall take any action to perfect a Lien on any asset to secure any Other First Lien Obligations unless the Lien on such asset to secure the Credit Agreement Obligations has already been perfected and continues to be perfected or is perfected concurrently with the perfection of the Lien on such asset securing such Other First Lien Obligations .

SECTION 21.03. No Interference; Payment Over; Exculpatory Provisions.

(a) Except, in each case, with respect to any Excess Other First Lien Obligations or any Security Document or Lien securing the Excess Other First Lien Obligations, to the extent of such Excess Other First Lien Obligations, each First Lien Secured Party agrees that (i) it will not challenge or question or support any other Person in challenging or questioning, in any proceeding the validity or enforceability of any First Lien Obligations of any Series or any First Lien Security Document or the validity, attachment, perfection or priority of any Lien under any First Lien Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Secured Party from challenging or questioning the validity or enforceability of any First Lien Obligations constituting unmatured interest or the validity of any Lien relating thereto pursuant to Section 502(b)(2) of the Bankruptcy Code; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Applicable Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Applicable Collateral Agent or any other First Lien Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Applicable Collateral Agent or any other First Lien Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Applicable Collateral Agent or any other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Applicable Collateral Agent or any other First Lien Secured Party to enforce this Agreement.

(b) Each First Lien Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the First Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Secured Parties having a security interest in such Shared Collateral and promptly transfer any such Shared Collateral, proceeds or payment, as the case may be, to the Applicable Collateral Agent for such Shared Collateral, to be distributed by such Applicable Collateral Agent in accordance with the provisions of Section 2.01(a) hereof.

(c) None of the Applicable Collateral Agent, any Applicable Authorized Representative or any other First Lien Secured Party shall be liable for any action taken or omitted to be taken by the Applicable Collateral Agent, such Applicable Authorized Representative or other First Lien Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement.

SECTION 21.04. Automatic Release of Liens.

(a) If, at any time any Shared Collateral is transferred to a third party or otherwise disposed of, in each case, in connection with any enforcement by the Applicable Collateral Agent in accordance with the provisions of this Agreement, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Collateral Agents for the benefit of each Series of First Lien Secured Parties upon such Shared Collateral will automatically be released and discharged upon final conclusion of foreclosure proceeding as and when, but only to the extent, such Liens of the Applicable Collateral Agent on such Shared Collateral are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof.

(b) Each Collateral Agent and each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Applicable Collateral Agent to evidence and confirm any release of Shared Collateral provided for in this Section.

SECTION 21.05. Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.

(a) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against any Grantor or any of its subsidiaries.

(b) If any Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, each First Lien Secured Party (other than any Controlling Secured Party or any Authorized Representative of any Controlling Secured Party) agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless a majority in interest of the Controlling Secured Parties (or such greater amount as is necessary to take action under the applicable Loan Document or Other First Lien Documents), or an Authorized Representative of any Controlling Secured Party, shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First Lien Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First Lien Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other First Lien Secured Parties (other than any Liens of the First Lien Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the First Lien Secured Parties of each Series are granted Liens on any additional collateral pledged to any First Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-a-vis the First Lien Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First Lien Obligations, such amount is applied pursuant to Section 2.01(a) of this Agreement, and (D) if any First Lien Secured Parties are granted adequate protection with respect to the First Lien Obligations subject hereto, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01(a) of this Agreement; provided that the First Lien Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First Lien Secured Parties of such Series or its Authorized Representative that shall not constitute Shared Collateral; and provided further that the First Lien Secured Parties receiving adequate protection shall not object to any other First Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such First Lien Secured Parties in connection with a DIP Financing or use of cash collateral.

SECTION 21.06. Reinstatement. In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under Title 11 of the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash.

SECTION 21.07. Insurance. As between the First Lien Secured Parties, the Applicable Collateral Agent (acting at the direction of the Applicable Authorized Representative), shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

SECTION 21.08. Refinancings. The First Lien Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured Credit Document) of any First Lien Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

SECTION 21.09. Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(a) The Possessory Collateral shall be delivered to the Credit Agreement Collateral Agent and the Credit Agreement Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09; provided that at any time the Credit Agreement Collateral Agent is not the Applicable Collateral Agent, the Credit Agreement Collateral Agent shall, at the request of the Applicable Collateral Agent, promptly deliver all Possessory Collateral to the Applicable Collateral Agent together with any necessary endorsements (or otherwise allow the Applicable Collateral Agent to obtain control of such Possessory Collateral). The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Collateral Agent for loss or damage suffered by such Collateral Agent as a result of such transfer except for loss or damage suffered by such Collateral Agent as a result of its own willful misconduct or gross negligence.

(b) Each Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

(c) The duties or responsibilities of each Collateral Agent under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other First Lien Secured Party for purposes of perfecting the Lien held by such First Lien Secured Parties therein.

SECTION 21.10. Amendments to First Lien Security Documents.

(a) Without the prior written consent of the Administrative Agent and Credit Agreement Collateral Agent, each Other First Lien Collateral Agent agrees that no Other First Lien Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Other First Lien Security Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(b) Without the prior written consent of each Other First Lien Collateral Agent, the Administrative Agent and the Credit Agreement Collateral Agent agree that no Credit Agreement Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Credit Agreement Collateral Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(c) In determining whether an amendment to any First Lien Security Document is permitted by this Section 2.10, each Collateral Agent may conclusively rely on an officer’s certificate of the Company stating that such amendment is permitted by this Section 2.10.

ARTICLE XXII.

EXISTENCE AND AMOUNTS OF LIENS AND OBLIGATIONS

Whenever a Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative or Collateral Agent and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if an Authorized Representative or a Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination or not make any determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. Each Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First Lien Secured Party or any other person as a result of such determination.

ARTICLE XXIII.

THE APPLICABLE COLLATERAL AGENT

SECTION 23.01. Authority.

(a) Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on any Applicable Collateral Agent to any Non-Controlling Secured Party or give any Non-Controlling Secured Party the right to direct any Applicable Collateral Agent, except that each Applicable Collateral Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01 hereof.

(b) In furtherance of the foregoing, each Non-Controlling Secured Party acknowledges and agrees that the Applicable Collateral Agent shall be entitled, for the benefit of the First Lien Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Security Documents, as applicable, for which the Applicable Collateral Agent is the collateral agent of such Shared Collateral, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the First Lien Obligations held by such Non-Controlling Secured Parties. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Applicable Collateral Agent, the Applicable Authorized Representative or any other First Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the First Lien Secured Parties waives any claim it may now or hereafter have against any Collateral Agent or the Authorized Representative of any other Series of First Lien Obligations or any other First Lien Secured Party of any other Series arising out of (i) any actions which any Collateral Agent, Authorized Representative or the First Lien Secured Parties take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Security Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations, (ii) any election by any Applicable Authorized Representative or any holders of First Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, by the Company or any of its Subsidiaries, as debtor-in-possession.

ARTICLE XXIV.

MISCELLANEOUS

SECTION 24.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to the Administrative Agent, to it at:

JPMorgan Chase Bank, N.A.

Attention:

Telephone:

Telecopier:

Electronic Mail:

(b) if to the Initial Other Collateral Agent, to it at:

[address]

Attention:

Telephone:

Telecopier:

Electronic Mail:

(c) if to any other Authorized Representative or Collateral Agent, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to in writing among each Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 24.02. Waivers; Amendment; Joinder Agreements.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and each Collateral Agent (and with respect to any such termination, waiver, amendment or modification to Section 2.10 or which otherwise by the terms of this Agreement requires the Company’s consent or which increases the obligations or reduces the rights of the Company or any other Grantor, with the consent of the Company).

(c) Notwithstanding the foregoing, without the consent of any First Lien Secured Party, any Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.14 of this Agreement and upon such execution and delivery, such Authorized Representative and the Other First Lien Secured Parties and Other First Lien Obligations of the Series for which such Authorized Representative is acting shall be subject to the terms hereof and the terms of the Other First Lien Security Documents applicable thereto.

(d) Notwithstanding the foregoing, without the consent of any other Authorized Representative or First Lien Secured Party, the Collateral Agents may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Other First Lien Obligations in compliance with the Credit Agreement and the other Secured Credit Documents.

SECTION 24.03. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 24.04. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 24.05. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 24.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 24.07. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

SECTION 24.08. Submission to Jurisdiction; Waivers. Each Collateral Agent and each Authorized Representative, on behalf of itself and the First Lien Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the First Lien Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the state and federal courts located in New York County and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in Section 5.01;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any First Lien Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any First Lien Secured Party) to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

SECTION 24.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD

NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.09.

SECTION 24.10. Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 24.11. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the other Secured Credit Documents or First Lien Security Documents, the provisions of this Agreement shall control.

SECTION 24.12. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties in relation to one another. None of the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement and none of the Company or any other Grantor may rely on the terms hereof (other than Sections 2.04, 2.05, 2.08, 2.09 and Article V). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 24.13. Integration. This Agreement together with the other Secured Credit Documents and the First Lien Security Documents represents the agreement of each of the Grantors and the First Lien Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Grantor, the Administrative Agent, any or any other First Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the First Lien Security Documents.

SECTION 24.14. Other First Lien Obligations.

To the extent, but only to the extent not prohibited by the provisions of the Credit Agreement and the Other First Lien Documents, the Company may incur additional indebtedness after the date hereof that is secured on an equal and ratable basis with the liens securing the Credit Agreement Obligations and the Other First Lien Obligations (such indebtedness referred to as “Additional Senior Class Debt”). Any such Additional Senior Class Debt may be secured by a Lien on a ratable basis, in each case under and pursuant to the Other First Lien Documents, if and subject to the condition that the Collateral Agent and Authorized Representative of any such Additional Senior Class Debt (an “Additional Senior Class Debt Collateral Agent” and an “Additional Senior Class Debt Representative,” respectively), acting on behalf of the holders of such Additional Senior Class Debt (such Additional Senior Class Debt Collateral Agent, Additional Senior Class Debt Representative and holders in respect of any Additional Senior Class Debt being referred to as the “Additional Senior Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.

In order for an Additional Senior Class Debt Representative and Additional Senior Class Debt Collateral Agent to become a party to this Agreement,

(i) such Additional Senior Class Debt Representative, such Additional Senior Class Debt Collateral Agent, each Collateral Agent, each Authorized Representative and each Grantor shall have executed and delivered an instrument substantially in the form of Exhibit A (with such changes as may be reasonably approved by each Collateral Agent and such Additional Senior Class Debt Representative) pursuant to which such Additional Senior Class Debt Representative becomes an Authorized Representative hereunder, and such Additional Senior Class Debt Collateral Agent becomes a Collateral Agent hereunder, and the Additional Senior Class Debt in respect of which such Additional Senior Class Debt Representative is the Authorized Representative and the related Additional Senior Class Debt Parties become subject hereto and bound hereby;

(ii) the Company shall have (x) delivered to each Collateral Agent true and complete copies of each of the Other First Lien Documents relating to such Additional Senior Class Debt, certified as being true and correct by a Responsible Officer of the Company and (y) identified in a certificate of an authorized officer the obligations to be designated as Other First Lien Obligations and the initial aggregate principal amount or face amount thereof;

(iii) all First Lien Security Documents, filings and recordations necessary or desirable in the reasonable judgment of the Additional Senior Class Debt Collateral Agent to create and perfect the Liens securing the relevant obligations relating to such Additional Senior Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordings have been taken in the reasonable judgment of the Additional Senior Class Debt Collateral Agent), and all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments have been taken in the reasonable judgment of the Additional Senior Class Debt Collateral Agent); and

(iv) the Other First Lien Documents, as applicable, relating to such Additional Senior Class Debt shall provide, in a manner reasonably satisfactory to each Collateral Agent, that each Additional Senior Class Debt Party with respect to such Additional Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Senior Class Debt.

Upon the execution and delivery of a Joinder Agreement by an Additional Senior Class Debt Representative and an Additional Collateral Agent in accordance with this Section 5.14, each other Authorized Representative and Collateral Agent shall acknowledge such execution and delivery thereof, subject to the terms of this Section 5.14.

SECTION 24.15. Agent Capacities. Except as expressly provided herein, JPMorgan Chase Bank, N.A. is acting in the capacity of Administrative Agent and Credit Agreement Collateral Agent solely for the Credit Agreement Secured Parties. Except as expressly provided herein, the Initial Other Authorized Representative and the Initial Other Collateral Agent is acting in the capacity of a collateral agent and authorized representative solely for the Initial Other Secured Parties.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Collateral Agent

By:
Name:
Title:

[ ], as Initial Other Collateral Agent

By:
Name:
Title:

[ ], as Initial Other Authorized Representative

By:
Name:
Title:

[Signature Page to First Lien Intercreditor Agreement]

CONSENT OF GRANTORS

Dated:

Reference is made to the First Lien Intercreditor Agreement dated as of the date hereof between JPMorgan Chase Bank, N.A., as Administrative Agent and Credit Agreement Collateral Agent, [                    ], as Initial Other Authorized Representative and [                    ], as Initial Other Collateral Agent, as the same may be amended, restated, supplemented, waived, or otherwise modified from time to time (the “Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

The Company has read the foregoing Intercreditor Agreement and consents thereto. The Company agrees that it will not, and will cause each of the other Grantors to not, take any action that would be contrary to the express provisions of the foregoing Intercreditor Agreement, agrees to abide by the requirements expressly applicable to it under the foregoing Intercreditor Agreement, including Section 2.02(d), and agrees that, except as otherwise provided therein, no First Lien Secured Party shall have any liability to any Grantor for acting in accordance with the provisions of the foregoing Intercreditor Agreement. The Company confirms on behalf of each Grantor that the foregoing Intercreditor Agreement is for the sole benefit of the First Lien Secured Parties and their respective successors and assigns, and that no Grantor is an intended beneficiary or third party beneficiary thereof except to the extent otherwise expressly provided therein.

Notwithstanding anything to the contrary in the Intercreditor Agreement or provided herein, each party to the Intercreditor Agreement agrees that the Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of the Intercreditor Agreement except to the extent set forth in Section 5.02(b).

Without limitation to the foregoing, the Company agrees to take, and to cause each other Grantor to take, such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the Applicable Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by the Intercreditor Agreement.

This Consent shall be governed and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof. Notices delivered to the Company pursuant to this Consent shall be delivered in accordance with the notice provisions set forth in the Intercreditor Agreement.

Consent of Grantors - 1

IN WITNESS HEREOF, this Consent is hereby executed by each of the Grantors as of the date first written above.

EVERTEC INTERMEDIATE HOLDINGS, LLC

By:
Name:
Title:

EVERTEC GROUP, LLC

By:
Name:
Title:

[NAMES OF SUBSIDIARY PARTIES]

By:
Name:
Title:

Consent of Grantors - 2

Exhibit A

to First Lien Intercreditor Agreement

[FORM OF] JOINDER NO. [    ] dated as of [        ], 20[    ] (the “Joinder Agreement”) to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of [            ], [    ], (the “First Lien Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as Administrative Agent and Credit Agreement Collateral Agent, [                    ], as Initial Other Authorized Representative and [                    ], as Initial Other Collateral Agent, and the additional Authorized Representatives from time to time a party thereto.8

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Intercreditor Agreement.

B. As a condition to the ability of the Company to incur Other First Lien Obligations and to secure such Additional Senior Class Debt with the liens and security interests created by the Other First Lien Security Documents, the Additional Senior Class Debt Representative in respect of such Additional Senior Class Debt is required to become an Authorized Representative, and the Additional Senior Class Debt Collateral Agent is required to become a Collateral Agent, and such Additional Senior Class Debt and the Additional Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien Intercreditor Agreement. Section 5.14 of the First Lien Intercreditor Agreement provides that such Additional Senior Class Debt Representative may become an Authorized Representative, such Additional Senior Class Debt Collateral Agent may become a Collateral Agent, and such Additional Senior Class Debt and such Additional Senior Class Debt Parties may become subject to and bound by, the First Lien Intercreditor Agreement, pursuant to the execution and delivery by the Additional Senior Debt Class Representative of an instrument in the form of this Joinder and the satisfaction of the other conditions set forth in Section 5.14 of the First Lien Intercreditor Agreement. The undersigned Additional Senior Class Debt Representative (the “New Representative”) and Additional Senior Class Debt Collateral Agent (the “New Collateral Agent”) are executing this Joinder Agreement in accordance with the requirements of the First Lien Intercreditor Agreement and the First Lien Security Documents.

Accordingly, the New Representative and the New Collateral Agent agree as follows:

SECTION 1. In accordance with Section 5.14 of the First Lien Intercreditor Agreement, the New Representative and the New Collateral Agent by their signatures below become an Authorized Representative and a Collateral Agent, respectively, under, and the related Additional Senior Class Debt and Additional Senior Class Debt Parties become subject to and bound by, the First Lien Intercreditor Agreement with the same force and effect as if the New

[8]	In the event of the Refinancing of the Credit Agreement Obligations, this Joinder will be revised to reflect joinder by a new Credit Agreement Collateral Agent

Exhibit A-1

Representative and New Collateral Agent had originally been named therein as an Authorized Representative or a Collateral Agent, respectively, and the New Representative and the New Collateral Agent, on their behalf and on behalf of such Additional Senior Class Debt Parties, hereby agree to all the terms and provisions of the First Lien Intercreditor Agreement applicable to them as Authorized Representative and Collateral Agent, respectively, and to the Additional Senior Class Debt Parties that they represent as Other First Lien Secured Parties. Each reference to an “Authorized Representative” in the First Lien Intercreditor Agreement shall be deemed to include the New Representative, and each reference to a “Collateral Agent” in the First Lien Intercreditor Agreement shall be deemed to include the New Collateral Agent. The First Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. Each of the New Representative and New Collateral Agent represent and warrant to each Collateral Agent, each Authorized Representative and the other First Lien Secured Parties, individually, that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee], (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and (iii) the Other First Lien Documents relating to such Additional Senior Class Debt provide that, upon the New Representative’s and the New Collateral Agent’s entry into this Joinder Agreement, the Additional Senior Class Debt Parties in respect of such Additional Senior Class Debt will be subject to and bound by the provisions of the First Lien Intercreditor Agreement as Other First Lien Secured Parties.

SECTION 3. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Collateral Agent shall have received a counterpart of this Joinder Agreement that bears the signatures of the New Representative and the New Collateral Agent. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4. Except as expressly supplemented hereby, the First Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

SECTION 6. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Exhibit A-2

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative and the New Collateral Agent shall be given to them at their respective addresses set forth below their signatures hereto.

SECTION 8. The Company agrees to reimburse each Collateral Agent and each Authorized Representative for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel.

Exhibit A-3

IN WITNESS WHEREOF, the New Representative and New Collateral Agent have duly executed this Joinder Agreement to the First Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as
[ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

[NAME OF NEW COLLATERAL AGENT], as
[ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

Exhibit A-4

Acknowledged by:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Credit Agreement
Collateral Agent

By:
Name:
Title:

[ ], as Initial Other Collateral Agent

By:
Name:
Title:

[ ],
as Initial Other Authorized Representative

By:
Name:
Title: